GROWTH-EQUITY                                     [Delaware Investments(R) LOGO]
                                             A member of Lincoln Financial Group

PROSPECTUS AUGUST 28, 2006

          DELAWARE SELECT GROWTH FUND
          CLASS A o CLASS B o CLASS C o CLASS R

          THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OF THIS PROSPECTUS AND ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

FUND PROFILE                                                              page 2
Delaware Select Growth Fund                                                    2

HOW WE MANAGE THE FUND                                                    page 5
Our investment strategies                                                      5
The securities we typically invest in                                          6
The risks of investing in the Fund                                             7
Disclosure of portfolio holdings information                                   7

WHO MANAGES THE FUND                                                      page 8
Investment manager                                                             8
Portfolio managers                                                             8
Who's who?                                                                     9

ABOUT YOUR ACCOUNT                                                       page 10
Investing in the Fund                                                         10
   Choosing a share class                                                     10
   Dealer compensation                                                        13
Payments to Intermediaries                                                    13
How to reduce your sales charge                                               14
How to buy shares                                                             18
Fair valuation                                                                19
Retirement plans                                                              19
Document delivery                                                             19
How to redeem shares                                                          20
Account minimums                                                              21
Special services                                                              22
Frequent trading of Fund shares                                               23
Dividends, distributions and taxes                                            25
Certain management considerations                                             26

FINANCIAL HIGHLIGHTS                                                     page 27

GLOSSARY                                                                 page 29

ADDITIONAL INFORMATION                                                   page 32

Profile: Delaware Select Growth Fund

WHAT IS THE FUND'S GOAL?

     Delaware Select Growth Fund seeks long-term capital appreciation which the Fund attempts to achieve by investing primarily in equity securities of companies we believe have the potential for sustainable free cash-flow growth. Although the Fund will strive to meet its goal, there is no assurance that it will.

WHO should INVEST IN THE FUND

     o    Investors with long-term financial goals.

     o    Investors seeking an investment primarily in common stocks.

     o Investors seeking exposure to capital appreciation opportunities across a broad range of industry sectors and company sizes.

WHO should not INVEST IN THE FUND

     o    Investors with short-term financial goals.

     o    Investors whose primary goal is current income.

     o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES? We invest primarily in common stocks of companies that we believe have long-term capital appreciation potential and are expected to grow faster than the U.S. economy. We consider companies of any size or market capitalization. Using a bottom up approach, we seek to select securities we believe have large-end market potential or dominance of a profitable niche market, dominant business models and strong free cash-flow generation that are attractively priced compared to the intrinsic value of the securities. We also consider a company's operational efficiencies, management's plans for capital allocation and the company's shareholder orientation.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected by declines in stock prices. This Fund may be subject to greater investment risk than other funds because the companies in which the Fund invests are subject to greater changes in earnings and business prospects than companies with more established earnings patterns.

For a more complete discussion of risk, please see "The risks of investing in the Fund" on page 7.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

HOW HAS DELAWARE SELECT GROWTH FUND PERFORMED?

THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Fund. We show how annual returns for the Fund's Class A shares have varied over the past ten calendar years, as well as the average annual returns of Class A, B, C and R shares for one-year, five-year and ten-year or lifetime periods, as applicable. The Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during these periods. The returns would be lower without the expense caps. Please see the footnotes on page 4 for additional information about the expense caps.

YEAR-BY-YEAR TOTAL RETURN (Class A)

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

 1996    1997    1998    1999    2000     2001     2002     2003   2004    2005
-----   -----   -----   -----   ------   ------   ------   -----   ----   -----
28.55%  48.08%  36.46%  78.22%  -22.33%  -24.68%  -32.85%  37.97%  7.98%  17.21%

As of June 30, 2006, the Fund's Class A shares had a calendar year-to-date return of -4.15%. During the periods illustrated in this bar chart, Class A's highest quarterly return was 43.13% for the quarter ended December 31, 1999 and its lowest quarterly return was -27.96% for the quarter ended December 31, 2000.

The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns in the table below do include the sales charge.

                                                                        10 YEARS OR
AVERAGE ANNUAL RETURNS for periods ending 12/31/05   1 YEAR   5 YEARS    LIFETIME**
--------------------------------------------------   ------   -------   -----------
Class A return before taxes                          10.47%    -3.60%      11.59%
Class A return after taxes on distributions          10.47%    -3.60%      10.27%
Class A return after taxes on distributions
   and sale of Fund shares                            6.80%    -3.03%       9.43%
Class B return before taxes*                         12.37%    -3.63%      11.72%
Class C return before taxes*                         15.35%    -3.19%      11.40%
Class R return before taxes                          16.85%     N/A        14.48%
Russell 3000(R)Growth Index***
   (reflects no deduction for fees,
   expenses, or taxes)                                5.17%   (3.15%)       6.48%

The Fund's returns above are compared to the performance of the Russell 3000 Growth Index. You should remember that, unlike the Fund, the Index is unmanaged and does not reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Maximum sales charges are included in the Fund returns shown above.

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of the Fund's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

* Total returns assume redemption of shares at end of period. The lifetime return for Class B shares reflects conversion to Class A shares after eight years. If shares were not redeemed, the returns (before taxes) for Class B would be 16.37%, -3.19% and 11.72% for the one-year, five-year and 10-year periods, respectively. If shares were not redeemed, the returns (before taxes) for Class C would be 16.35%, -3.19% and 11.40% for the one-year, five-year and 10-year periods, respectively.

** Lifetime returns are shown if the Fund or Class existed for less than ten years. The inception date for the Class B and Class R shares of the Fund was April 16, 1996 and June 2, 2003, respectively.

*** The Russell 3000 Growth Index returns are for 10 years. The Russell 3000 Growth Index reports returns on a monthly basis as of the last day of the month. The Index return for the Class R lifetime was 10.99%. The Index return for Class R lifetime reflects the return from June 30, 2003 through December 31, 2005.

WHAT ARE THE FUND'S FEES AND EXPENSES?   CLASS                                       A         B          C          R
                                         ---------------------------------------   -----     -----      ------     -----
SALES CHARGES are fees paid directly     Maximum sales charge (load) imposed on
from your investments when you buy or       purchases as a percentage of
sell shares of the Fund. You do not         offering price                          5.75%     none       none       none
pay sales charges when you buy or sell
Class R shares.
                                         Maximum contingent deferred sales
                                            charge (load) as a percentage of
                                            original purchase price or
                                            redemption price, whichever is lower    none(1)   4.00%(2)   1.00%(3)   none
                                         Maximum sales charge (load)
                                            imposed on reinvested dividends         none      none       none       none
                                         Redemption fees                            none      none       none       none
                                         Exchange fees                              none      none       none       none

ANNUAL FUND OPERATING EXPENSES are       Management fees                            0.75%     0.75%      0.75%      0.75%
deducted from the Fund's assets.

                                         Distribution and service (12b-1) fees      0.25%     1.00%      1.00%      0.60%(4)
                                         Other expenses(5)                          0.65%     0.65%      0.65%      0.65%
                                         Total annual fund operating expenses       1.65%     2.40%      2.40%      2.00%
                                         Fee waivers and payments(6)               (0.17%)   (0.17%)    (0.17%)    (0.27%)
                                         Net expenses                               1.48%     2.23%      2.23%      1.73%

                                         CLASS(8)     A         B        B        C        C        R
                                         --------   ------   ------   ------   ------   ------   ------
                                                              (IF REDEEMED)     (IF REDEEMED)
THIS EXAMPLE is intended to help you     1 year     $  717   $  226   $  626   $  226   $  326   $  176
compare the cost of investing in the
Fund to the cost of investing in other   3 years    $1,050   $  732   $1,007   $  732   $  732   $  601
mutual funds with similar investment
objectives. We show the cumulative       5 years    $1,405   $1,265   $1,490   $1,265   $1,265   $1,053
amount of Fund expenses on a
hypothetical investment of $10,000       10 years   $2,404   $2,537   $2,537   $2,723   $2,723   $2,306
with an annual 5% return over the time
shown.(7) This example reflects the net
operating expenses with applicable
waivers for the one-year contractual
period and total operating expenses
without waivers for years two through
10. This is an example only, and does
not represent future expenses, which
may be greater or less than those
shown here.

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge will apply to redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.

(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 4.00%, which declines to 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year and 0% thereafter.

(3) Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.

(4) The Distributor has contracted to limit the Class R shares 12b-1 fees through August 31, 2007 to no more than 0.50% of average daily net assets.

(5) "Other expenses" have been restated to reflect an expected decrease in other expenses in the current fiscal year as a result of the expectation that the Fund will not have to convene a shareholder meeting and issue a proxy statement during the upcoming fiscal year.

(6) The Manager has contracted to waive fees and pay expenses through August 31, 2007 in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 1.23% of average daily net assets.

(7) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here.

(8) The Class B example reflects the conversion of Class B shares to Class A shares after eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

How we manage the Fund

OUR INVESTMENT STRATEGIES

We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Fund. Specifically, we look for structural changes in the economy, industry or product cycle changes, or changes in management, targeting those companies that can best capitalize on such changes. The following is a description of how the portfolio managers pursue the Fund's investment goals.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

We strive to identify companies that offer the potential for long-term price appreciation because they are likely to experience sustainable free cash-flow growth. Using a bottom up approach, we look for companies that:

o have large-end market potential or dominance of a profitable niche market, dominant business models and strong free cash-flow generation;

o    demonstrate operational and scale efficiencies;

o    have demonstrated expertise for capital allocation; and

o    have clear shareholder-oriented governance and compensation policies.

All of these factors give us insight into the outlook for a company, helping us to identify companies poised for sustainable free cash-flow growth. We believe that sustainable free cash-flow growth, if it occurs, may result in price appreciation for the company's stock.

We maintain a diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries and a mix of small companies, medium-size companies and large companies.

The Fund's investment objective is non-fundamental. This means that the Board of Trustees may change the Fund's objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

THE SECURITIES WE TYPICALLY      Stocks offer investors the potential for
INVEST IN                        capital appreciation and may pay dividends as
                                 well.

              SECURITIES                             HOW WE USE THEM
-------------------------------------   ----------------------------------------
COMMON STOCKS: Securities that          We invest at least 65% of the Fund's
represent shares of ownership in a      total assets in equity securities
corporation. Stockholders participate   (including common stocks, preferred
in the corporation's profits and        stocks, convertible securities and
losses, proportionate to the number     warrants or rights). Generally, however,
of shares they own.                     we invest 90% to 100% of net assets in
                                        common stock. We may invest in companies of any size.

REPURCHASE AGREEMENTS: An agreement     Typically, we use repurchase agreements
between a buyer of securities, such     as a short-term investment for the
as the Fund, and a seller of            Fund's cash position. In order to enter
securities, in which the seller         into these repurchase agreements, the
agrees to buy the securities back       Fund must have collateral of at least
within a specified time at the same     102% of the repurchase price. We will
price the buyer paid for them, plus     only enter into repurchase agreements in
an amount equal to an agreed upon       which the collateral is comprised of
interest rate. Repurchase agreements    U.S. government securities.
are often viewed as equivalent to
cash.

RESTRICTED SECURITIES:                  We may invest in privately-placed
Privately-placed securities whose       securities including those that are
resale is restricted under U.S.         eligible for resale only among certain
securities laws.                        institutional buyers without
                                        registration, which are commonly known
                                        as Rule 144A Securities. Restricted
                                        securities that are determined to be
                                        illiquid may not exceed the Fund's 15%
                                        limit on illiquid securities.

ILLIQUID SECURITIES: Securities that    We may invest up to 15% of the Fund's
do not have a ready market and cannot   net assets in illiquid securities.
be easily sold, within seven days, at
approximately the price that a fund
has valued them. Illiquid securities
include repurchase agreements
maturing in more than seven days.

The Fund may also invest in other securities including futures, options, debt securities of government or corporate issuers and investment company securities. The Fund may invest up to 10% of net assets in foreign securities, including American Depositary Receipts and Global Depositary Receipts; however, the manager has no present intention of doing so. Please see the Statement of Additional Information (SAI) for additional descriptions of these securities, as well as those listed in the table above.

LENDING SECURITIES The Fund may lend up to 25% of its assets to qualified broker/dealers and institutional investors for their use in securities transactions. Borrowers of the Fund's securities must provide collateral to the Fund and adjust the amount of collateral each day to reflect changes in the value of the loaned securities. These transactions may generate additional income for the Fund.

PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED-DELIVERY BASIS The Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

BORROWING FROM BANKS The Fund may borrow money from banks as a temporary measure for extraordinary purposes or to facilitate redemptions, though the Fund normally does not do so. The Fund will be required to pay interest to the lending banks on the amounts borrowed. As a result, borrowing money could result in the Fund being unable to meet its investment objective. The Fund will not purchase new securities if borrowing exceeds 5% of net assets.

TEMPORARY DEFENSIVE POSITIONS For temporary defensive purposes, the Fund may hold a substantial part of its assets in high-quality fixed-income securities, cash or cash equivalents. To the extent that the Fund holds these investments, the Fund may be unable to achieve its investment objective.

PORTFOLIO TURNOVER It is possible that the Fund's annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if, for example, the Fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.

THE RISKS OF INVESTING IN THE    Investing in any mutual fund involves risk,
FUND                             including the risk that you may receive little
                                 or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. The table below describes the chief risks you assume when investing in the Fund. Please see the SAI for a further discussion of these risks and other risks not discussed here.

                  RISKS                         HOW WE STRIVE TO MANAGE THEM
----------------------------------------   -------------------------------------
MARKET RISK is the risk that all or a      We maintain a long-term investment
majority of the securities in a certain    approach and focus on securities that
market - like the stock or bond market -   we believe can appreciate over an
will decline in value because of factors   extended period of time regardless of
such as economic conditions, future        interim market fluctuations. We do
expectations or investor confidence.       not try to predict overall stock
                                           market movements and though we may
                                           hold securities for any amount of
                                           time, we generally do not trade for
                                           short-term purposes.

INDUSTRY AND SECURITY RISK: Industry       We limit the amount of the Fund's
risk is the risk that the value of         assets invested in any one industry
securities in a particular industry will   and in any individual security. We
decline because of changing expectations   also follow a rigorous selection
for the performance of that industry.      process when choosing securities and
Securities risk is the risk that the       continually monitor them while they
value of an individual stock or bond       remain in the portfolio.
will decline because of changing
expectations for the performance of that individual company issuing the stock or bond.

COMPANY SIZE RISK is the risk that         We seek opportunities among companies
prices of small and medium-size            of all sizes. Because the Fund's
companies may be more volatile than        portfolio does not concentrate
those of larger companies because of       specifically on small- or medium-size
limited financial resources or             companies, this risk may be balanced
dependence on narrow product lines.        by our holdings of large companies.

INTEREST RATE RISK is the risk that        We analyze each company's financial
securities will decrease in value if       situation and its cash flow to
interest rates rise. The risk is           determine the company's ability to
generally associated with bonds;           finance future expansion and
however, because small- and medium-size    operations. The potential effect that
companies often borrow money to finance    rising interest rates might have on a
their operations, they may be adversely    stock is taken into consideration
affected by rising interest rates.         before the stock is purchased.

LIQUIDITY RISK is the possibility that     We limit exposure to illiquid
securities cannot be readily sold,         securities to 15% of the Fund's net
within seven days, at approximately the    assets.
price that the Fund has valued them.

DISCLOSURE OF PORTFOLIO          A description of the Fund's policies and
HOLDINGS INFORMATION             procedures with respect to the disclosure of
                                 the Fund's portfolio securities is available in the Fund's SAI.

Who manages the Fund

INVESTMENT MANAGER               The Fund is managed by Delaware Management
                                 Company (the "Manager"), a series of Delaware
                                 Management Business Trust, which is an indirect subsidiary of Delaware Management Holdings,
                                 Inc. The Manager makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services. For its services to the Fund, the Manager was paid an aggregate fee of 0.60% of average daily net assets during the last fiscal year, net of fee waivers.

                                 A discussion of the basis for the Board of Trustees' approval of the Fund's investment advisory contract is available in the Fund's semiannual report to shareholders for the period ended October 31, 2005.

PORTFOLIO MANAGERS               Jeffrey S. Van Harte, Christopher J. Bonavico,
                                 Kenneth F. Broad, Patrick G. Fortier, Daniel J.
                                 Prislin and Gregory M. Heywood have primary responsibility for making day-to-day investment decisions for the Fund. Messrs. Van Harte,
                                 Bonavico, Broad, Fortier and Prislin joined the
                                 Manager in April 2005 and assumed
                                 responsibility for the Fund in May 2005. Each team member presents his investment recommendations to the other team members and investment decisions are made as a group.

                                 JEFFREY S. VAN HARTE, Chief Investment Officer
                                 - Focus Growth, was most recently a principal and executive vice president at Transamerica Investment Management, LLC. Mr. Van Harte was the lead manager of the Transamerica Large Cap Growth strategy and managed portfolios in that discipline for more than 20 years. Before becoming a portfolio manager, Mr. Van Harte was a securities analyst and trader for Transamerica Investment Services, which he joined in 1980. Mr. Van Harte, who also managed institutional separate accounts and sub-advised funds, received his bachelor's degree in finance from California State University at Fullerton and is a CFA charterholder.

                                 CHRISTOPHER J. BONAVICO, Vice President/Senior Portfolio Manager, was most recently a principal and portfolio manager at Transamerica Investment Management, LLC. Mr. Bonavico also managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 1993, he was a research analyst for Salomon Brothers. Mr. Bonavico received his bachelor's degree in economics from the University of Delaware and is a CFA charterholder.

                                 KENNETH F. BROAD, Vice President/Senior
                                 Portfolio Manager, was most recently a
                                 principal and portfolio manager at Transamerica Investment Management, LLC, where he also managed sub-advised funds and institutional separate accounts. Prior to joining Transamerica in 2000, Mr. Broad was a portfolio manager with The Franklin Templeton Group and was a consultant in the Business Valuation and Merger & Acquisition Group at KPMG Peat Marwick. Mr. Broad received his M.B.A. from the University of California at Los Angeles and his bachelor's degree in economics from Colgate University. Mr. Broad is a CFA charterholder.

                                 PATRICK G. FORTIER, Vice President/Portfolio
                                 Manager, joined Delaware Investments as a portfolio manager on the Focus Growth team. He spent five years as a portfolio manager at Transamerica Investment Management, LLC. Before joining Transamerica in 2000, he worked for OLDE Equity Research, Detroit, as a sell-side equity analyst, focusing on commodity research, particularly in the oil/energy area. Mr. Fortier received his bachelor's degree in finance from the University of Kentucky, is a CFA charterholder and is a member of the Security Analysts of San Francisco.

                                 DANIEL J. PRISLIN, Vice President/Senior
                                 Portfolio Manager, was most recently a
                                 principal and portfolio manager at Transamerica Investment Management, LLC, where he also managed sub-advised funds and institutional separate accounts. Prior to joining Transamerica in 1998, he was an assistant portfolio manager with The Franklin Templeton Group. Mr. Prislin received his M.B.A. and bachelor's degree in business administration from the University of California, Berkeley and is a CFA charterholder.

                                 GREGORY M. HEYWOOD, Vice President, Portfolio Manager, Equity Analyst, joined Delaware Investments in April 2005 and is a portfolio manager and analyst on the Focus Growth Equity team. He was most recently a research analyst at Transamerica Investment Management. Before joining Transamerica in 2004, he worked for Wells Capital Management from 2003 to 2004 and Montgomery Asset Management from 1996 to 2003. Mr. Heywood received a bachelor's degree and an MBA from the University of California at Berkeley. Mr. Heywood is a CFA charterholder.

                                 The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of Fund shares.

Who's who?                       This diagram shows the various organizations
                                 involved with managing, administering and servicing the Delaware Investments(R) Funds.

                                     ------------------------
                                        BOARD OF TRUSTEES
                                     ------------------------
                                                 |
----------------------------                     |                --------------------
     INVESTMENT MANAGER                          |                      CUSTODIAN
Delaware Management Company          ------------------------       Mellon Bank, N.A.
     2005 Market Street     ---------        THE FUND        -----  One Mellon Center
Philadelphia, PA 19103-7094          ------------------------     Pittsburgh, PA 15258
----------------------------          |                    |      --------------------
                  |                   |                    |
                  |        ---------------------------     |
------------------------           DISTRIBUTOR             |
   PORTFOLIO MANAGERS      Delaware Distributors, L.P.     |
(see page 8 for details)       2005 Market Street        ------------------------------
------------------------   Philadelphia, PA 19103-7094            SERVICE AGENT
                           ---------------------------   Delaware Service Company, Inc.
                                      |                        2005 Market Street
                                      |                    Philadelphia, PA 19103-7094
                   -----------------------------------   ------------------------------
                     FINANCIAL INTERMEDIARY WHOLESALER     |
                   Lincoln Financial Distributors, Inc.    |
                            2001 Market Street             |
                        Philadelphia, PA 19103-7055        |
                   ------------------------------------    |
                                      |                    |
                                      |                    |
                                     ------------------------
                                        FINANCIAL ADVISORS
                                     ------------------------
                                                 |
                                                 |
                                     ------------------------
                                           SHAREHOLDERS
                                     ------------------------

BOARD OF TRUSTEES A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. Generally, at least 40% of the board of trustees must be independent of a fund's investment manager and distributor. However, the Fund relies on certain exemptive rules adopted by the U.S. Securities and Exchange Commission (SEC) that require its Board of Trustees to be comprised of a majority of such independent Trustees. These independent Trustees, in particular, are advocates for shareholder interests.

INVESTMENT MANAGER An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

PORTFOLIO MANAGERS Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

CUSTODIAN Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

DISTRIBUTOR Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker/dealers and are subject to NASD rules governing mutual fund sales practices.

FINANCIAL INTERMEDIARY WHOLESALER Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of fund shares through broker/dealers, financial advisors and other financial intermediaries.

SERVICE AGENT Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

FINANCIAL ADVISORS Financial advisors provide advice to their clients, analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisors are associated with securities broker/dealers who have entered into selling and/or service arrangements with the distributor. Selling broker/dealers and financial advisors are compensated for their services, generally through sales commissions, and through 12b-1 fees and/or service fees deducted from the Fund's assets.

SHAREHOLDERS Like shareholders of other companies, mutual fund shareholders have specific voting rights. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

About your account

INVESTING IN THE FUND            You can choose from a number of share classes
                                 for the Fund. Because each share class has a different combination of sales charges, fees and other features, you should consult your financial advisor to determine which class best suits your investment goals and time frame.

                                 CHOOSING A SHARE CLASS

CLASS A                               o    Class A shares have an up-front sales
                                           charge of up to 5.75% that you pay
                                           when you buy the shares.

                                      o    If you invest $50,000 or more, your
                                           front-end sales charge will be
                                           reduced.

                                      o    You may qualify for other reductions
                                           in sales charges, and, under certain
                                           circumstances, the sales charge may
                                           be waived; as described in "How to
                                           reduce your sales charge," below.

                                      o    Class A shares are also subject to an
                                           annual 12b-1 fee no greater than
                                           0.25% of average daily net assets,
                                           which is lower than the 12b-1 fee for
                                           Class B, Class C and Class R shares.
                                           See "Dealer compensation" below for
                                           further information.

                                      o    Class A shares generally are not
                                           subject to a contingent deferred
                                           sales charge except in the limited
                                           circumstances described in the table
                                           below.

                                      o    Class A shares generally are not
                                           available for purchase by anyone
                                           qualified to purchase Class R shares,
                                           except as described below.

CLASS A SALES CHARGES            The table below details your sales charges on
                                 purchases of Class A shares. The offering price for Class A shares includes the front-end sales charge. The sales charge as a percentage of the net amount invested is the maximum percentage of the amount invested rounded to the nearest hundredth. The actual sales charge that you pay as a percentage of the offering price and as a percentage of the net amount invested will vary depending on the then-current net asset value, the percentage rate of sales charge and rounding.

                                                                  SALES CHARGE AS %      SALES CHARGE AS %
                                       AMOUNT OF PURCHASE         OF OFFERING PRICE   OF NET AMOUNT INVESTED
                                 -----------------------------   ------------------   ----------------------
                                       Less than $50,000                5.75%                  6.10%
                                  $50,000 but under $100,000            4.75%                  4.99%
                                  $100,000 but under $250,000           3.75%                  3.90%
                                  $250,000 but under $500,000           2.50%                  2.56%
                                 $500,000 but under $1 million          2.00%                  2.04%
                                      $1 million or more         None (Limited CDSC     None (Limited CDSC
                                                                     may apply)*            may apply)*

                                 *    There is no front-end sales charge when
                                      you purchase $1 million or more of Class A shares. However, if the Fund's distributor paid your financial advisor a commission on your purchase of $1 million or more of Class A shares, you will have to pay a limited contingent deferred sales charge (Limited CDSC) of 1.00% if you redeem these shares within the first year and 0.50% if you redeem them within the second year, unless a specific waiver of the charge applies. The Limited CDSC will be paid to the distributor and will be assessed on an amount equal to the lesser of: (1) the net asset value at the time the Class A shares being redeemed were purchased, or (2) the net asset value of such Class A shares at the time of redemption. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of the Class A shares even if those shares are later exchanged for shares of another Delaware Investments(R) Fund and, in the event of an exchange of Class A shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares acquired in the exchange. In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. See "Dealer compensation" below for a description of the dealer commission that is paid.

CLASS B                               o    Class B shares have no up-front sales
                                           charge, so the full amount of your
                                           purchase is invested in the Fund.
                                           However, you will pay a contingent
                                           deferred sales charge if you redeem
                                           your shares within three years after
                                           you buy them.

                                      o    If you redeem Class B shares during
                                           the first year after you buy them,
                                           the shares will be subject to a
                                           contingent deferred sales charge of
                                           4.00%. The contingent deferred sales
                                           charge is 3.25% during the second
                                           year, 2.75% during the third year,
                                           2.25% during the fourth and fifth
                                           years, 1.50% during the sixth year
                                           and 0% thereafter.

                                      o    In determining whether the contingent
                                           deferred sales charge applies to a
                                           redemption of Class B Shares, it will
                                           be assumed that shares held for more
                                           than three years are redeemed first,
                                           followed by shares acquired through
                                           the reinvestment of dividends or
                                           distributions, and finally by shares
                                           held longest during the three-year
                                           period. For further information on
                                           how the contingent deferred sales
                                           charge is determined, please see
                                           "Calculation of Contingent Deferred
                                           Sales Charges - Class B and Class C"
                                           below.

                                      o    Under certain circumstances the
                                           contingent deferred sales charge may
                                           be waived; please see "Waivers of
                                           Contingent Deferred Sales Charges"
                                           below for further information.

                                      o    For approximately five years after
                                           you buy your Class B shares, they are
                                           subject to annual 12b-1 fees no
                                           greater than 1.00% of average daily
                                           net assets (of which 0.25% are
                                           service fees) paid to the
                                           Distributor, dealers or others for
                                           providing services and maintaining
                                           shareholder accounts.

                                      o    Because of the higher 12b-1 fees,
                                           Class B shares have higher expenses
                                           and any dividends paid on these
                                           shares are generally lower than
                                           dividends on Class A and Class R
                                           shares.

                                      o    Approximately eight years after you
                                           buy them, Class B shares
                                           automatically convert to Class A
                                           shares with a 12b-1 fee of no more
                                           than 0.25%. Conversion may occur as
                                           late as three months after the eighth
                                           anniversary of purchase, during which
                                           time Class B's higher 12b-1 fees
                                           apply.

                                      o    You may purchase only up to $100,000
                                           of Class B shares at any one time.
                                           The limitation on maximum purchases
                                           varies for retirement plans.

CLASS C                               o    Class C shares have no up-front sales
                                           charge, so the full amount of your
                                           purchase is invested in the Fund.
                                           However, you will pay a contingent
                                           deferred sales charge of 1.00% if you
                                           redeem your shares within 12 months
                                           after you buy them.

                                      o    In determining whether the contingent
                                           deferred sales charge applies to a
                                           redemption of Class C shares, it will
                                           be assumed that shares held for more
                                           than 12 months are redeemed first
                                           followed by shares acquired through
                                           the reinvestment of dividends or
                                           distributions, and finally by shares
                                           held for 12 months or less. For
                                           further information on how the
                                           contingent deferred sales charge is
                                           determined, please see "Calculation
                                           of Contingent Deferred Sales Charges
                                           - Class B and Class C" below.

                                      o    Under certain circumstances the
                                           contingent deferred sales charge may
                                           be waived; please see "Waivers of
                                           Contingent Deferred Sales Charges"
                                           below for further information.

                                      o    Class C shares are subject to an
                                           annual 12b-1 fee no greater than
                                           1.00% of average daily net assets,
                                           (of which 0.25% are service fees)
                                           paid to the Distributor, dealers or
                                           others for providing services and
                                           maintaining shareholder accounts.

                                      o    Because of the higher 12b-1 fees,
                                           Class C shares have higher expenses
                                           and any dividends paid on these
                                           shares are generally lower than
                                           dividends on Class A and Class R
                                           shares.

                                      o    Unlike Class B shares, Class C shares
                                           do not automatically convert to
                                           another class.

                                      o    You may purchase any amount less than
                                           $1,000,000 of Class C shares at any
                                           one time. The limitation on maximum
                                           purchases varies for retirement
                                           plans.

CLASS R                               o    Class R shares have no up-front sales
                                           charge, so the full amount of your
                                           purchase is invested in the Fund.
                                           Class R shares are not subject to a
                                           contingent deferred sales charge.

                                      o    Class R shares are subject to an
                                           annual 12b-1 fee no greater than
                                           0.60% (currently limited to 0.50%) of
                                           average daily net assets, which is
                                           lower than the 12b-1 fee for Class B
                                           and Class C shares.

                                      o    Because of the higher 12b-1 fee,
                                           Class R shares have higher expenses
                                           and any dividends paid on these
                                           shares are generally lower than
                                           dividends on Class A shares.

                                      o    Unlike Class B shares, Class R shares
                                           do not automatically convert to
                                           another class.

                                      o    Class R shares generally are
                                           available only to: (i) qualified and
                                           non-qualified plan shareholders
                                           covering multiple employees
                                           (including 401(k), 401(a), 457 and
                                           non-custodial 403(b) plans, as well
                                           as other non-qualified deferred
                                           compensation plans) with assets (at
                                           the time shares are considered for
                                           purchase) of $10 million or less; and
                                           (ii) to IRA rollovers from plans
                                           maintained on the Delaware
                                           Investments retirement recordkeeping
                                           system or BISYS's retirement
                                           recordkeeping system that are
                                           offering Class R shares to
                                           participants.

                                 Except as noted above, no other IRA accounts are eligible for Class R shares (e.g., no SIMPLE IRA's, SEP/IRA's, SAR/SEP IRA's, Roth IRA's, etc.). For purposes of determining plan asset levels, affiliated plans may be combined at the request of the plan sponsor.

                                 Any account holding Class A shares as of June 2, 2003 (the date Class R shares were made available) continues to be eligible to purchase Class A shares after that date. Any account holding Class R shares is not eligible to purchase Class A shares.

                                 Each share class may be eligible for purchase through programs sponsored by financial intermediaries that require the purchase of a specific class of shares.

                                 Each share class of the Fund has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                 CALCULATION OF CONTINGENT DEFERRED SALES
                                 CHARGES - CLASS B AND CLASS C

                                 Contingent deferred sales charges are charged as a percentage of the dollar amount subject to the contingent deferred sales charge. The charge will be assessed on an amount equal to the lesser of the net asset value at the time the shares being redeemed were purchased or the net asset value of those shares at the time of redemption. No contingent deferred sales charge will be imposed on increases in net asset value above the initial purchase price, nor will a contingent deferred sales charge be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of Class B shares or Class C shares of a Fund, even if those shares are later exchanged for shares of another Delaware Investments(R) Fund. In the event of an exchange of the shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares that were acquired in the exchange.

DEALER                           The financial advisor that sells you shares of
COMPENSATION                     the Fund may be eligible to receive the
                                 following amounts as compensation for your investment in the Fund. These amounts are paid by the Distributor to the securities dealer with whom your financial advisor is associated.

                                       CLASS A(1)   CLASS B(2)   CLASS C(3)   CLASS R(4)
                                       ----------   ----------   ----------   ----------
COMMISSION (%)                              --         4.00%        1.00%          --
Investment less than $50,000              5.00%          --           --           --
$50,000 but less than $100,000            4.00%          --           --           --
$100,000 but less than $250,000           3.00%          --           --           --
$250,000 but less than $500,000           2.00%          --           --           --
$500,000 but less than $1,000,000         1.60%          --           --           --
$1,000,000 but less than $5,000,000       1.00%          --           --           --
$5,000,000 but less than $25,000,000      0.50%          --           --           --
$25,000,000 or more                       0.25%          --           --           --
12b-1 FEE TO DEALER                       0.25%        0.25%        0.25%        0.60%

(1) On sales of Class A shares, the Distributor re-allows to your securities dealer a portion of the front-end sales charge depending upon the amount you invested. Your securities dealer is eligible to receive up to 0.25% of the 12b-1 fee applicable to Class A shares.

(2) On sales of Class B shares, the Distributor pays your securities dealer an up-front commission of 4.00%. After approximately eight years, Class B shares automatically convert to Class A shares and dealers may then be eligible to receive the 0.25% 12b-1 fee applicable to Class A.

(3) On sales of Class C shares, the Distributor pays your securities dealer an up-front commission of 1.00%. The up-front commission includes an advance of the first year's 12b-1 service fee of up to 0.25%. During the first 12 months, the Distributor retains the full 1.00% 12b-1 fee to partially offset the up-front commission and the prepaid 0.25% service fee advanced at the time of purchase. Starting in the 13th month, your securities dealer may be eligible to receive the full 1.00% 12b-1 fee applicable to Class C.

(4) On sales of Class R shares, the Distributor does not pay your securities dealer an up-front commission. The maximum 12b-1 fee applicable to Class R shares is 0.60% of average daily net assets. However, the Distributor has contracted to limit this amount to 0.50% through August 31, 2007. Your securities dealer may be eligible to receive a 12b-1 fee of up to 0.60% from the date of purchase, although this rate is currently 0.50%.

PAYMENTS TO                      The Distributor, Lincoln Financial
INTERMEDIARIES                   Distributors, Inc. and their affiliates may pay
                                 additional compensation (at their own expense and not as an expense of the Funds) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries ("Financial
                                 Intermediaries") in connection with the sale or retention of Fund shares and/or shareholder servicing, including providing the Funds with "shelf space" or a higher profile with the Financial Intermediary's consultants, sales persons and customers ("distribution assistance"). The level of payments made to a qualifying Financial Intermediary in any given year will vary. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, the Distributor may pay or allow its affiliates to pay other promotional incentives or payments to Financial
                                 Intermediaries.

                                 If a mutual fund sponsor or distributor makes greater payments for distribution assistance to your Financial Intermediary with respect to distribution of shares of that particular mutual fund than sponsors or distributors of other mutual funds make to your Financial Intermediary with respect to the distribution of the shares of their mutual funds, your Financial Intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund making the higher payments over shares of other mutual funds or over other investment options. In addition, depending on the arrangements in place at any particular time, a Financial Intermediary may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your Financial Intermediary and review carefully any disclosures provided by such Financial Intermediary as to compensation it receives in connection with investment products it recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your Financial Intermediary. Any such payments will not change the net asset value or the price of a Fund's shares.

                                 For more information, please see the Fund's
                                 SAI.

HOW TO REDUCE YOUR               We offer a number of ways to reduce or
SALES CHARGE                     eliminate the sales charge on shares. Please
                                 refer to the SAI for detailed information and eligibility requirements. You can also get additional information from your financial advisor. You or your financial advisor must notify us at the time you purchase shares if you are eligible for any of these programs. You may also need to provide information to your financial advisor or the Fund in order to qualify for a reduction in sales charges. Such information may include your Delaware
                                 Investments(R) Funds holdings in any other account, including retirement accounts held indirectly or through an intermediary and the names of qualifying family members and their holdings. Class R shares have no sales charge.
                                 We reserve the right to determine whether any purchase is entitled, by virtue of the foregoing, to the reduced sales charge.

                                                                                    SHARE CLASS
                                                    --------------------------------------------------------------------------
       PROGRAM                HOW IT WORKS                    A                            B                          C
------------------------------------------------------------------------------------------------------------------------------
Letter of Intent       Through a Letter of Intent             X             Although the Letter of Intent and Rights of
                       you agree to invest a                                Accumulation do not apply to the purchase of
                       certain amount in Delaware                           Class B and Class C shares, you can combine your
                       Investments(R) Funds (except                         purchase of Class A shares with your purchase of
                       money market funds with no                           Class B and Class C shares to fulfill your
                       sales charge) over a                                 Letter of Intent or qualify for Rights of
                       13-month period to qualify                           Accumulation.
                       for reduced front-end
                       sales charges.

Rights of              You can combine your                  X
Accumulation           holdings or purchases of
                       all Delaware Investments(R)
                       Funds (except money market
                       funds with no sales
                       charge) as well as the
                       holdings and purchases of
                       your spouse and children
                       under 21 to qualify for
                       reduced front-end sales
                       charges.

Reinvestment of        Up to 12 months after you    For Class A, you will   For Class B, your account will    Not available.
Redeemed Shares        redeem shares, you can       not have to pay an      be credited with the contingent
                       reinvest the proceeds        additional front-end    deferred sales charge you
                       without paying a sales       sales charge.           previously paid on the amount
                       charge as noted to the                               you are reinvesting. Your
                       right.                                               schedule for contingent
                                                                            deferred sales charges and
                                                                            conversion to Class A will not
                                                                            start over again; it will pick
                                                                            up from the point at which you
                                                                            redeemed your shares.

SIMPLE/IRA, SEP/       These investment plans may             X             There is no reduction in sales charges for Class
IRA, SAR/SEP, Profit   qualify for reduced sales                            B or Class C shares for group purchases by
Sharing, Pension,      charges by combining the                             retirement plans.
401(k), SIMPLE         purchases of all members
401(k), 403(b)(7),     of the group. Members of
and 457 Retirement     these groups may also
Plans                  qualify to purchase shares
                       without a frontend sales
                       charge and may qualify for
                       a waiver of any contingent
                       deferred sales charges on
                       Class A shares.

BUYING CLASS A SHARES AT NET     Class A shares of the Fund may be purchased at
ASSET VALUE                      net asset value under the following
                                 circumstances, provided that you notify the Fund in advance that the trade qualifies for this privilege.

                                 o    Shares purchased under the Delaware
                                      Investments(R) Dividend Reinvestment Plan and, under certain circumstances, the Exchange Privilege and the 12-Month Reinvestment Privilege.

                                 o    Purchases by: (i) current and former
                                      officers, Trustees/Directors and employees
                                      of any Delaware Investments(R) Fund, the
                                      Manager or any of its current affiliates
                                      and those that may in the future be
                                      created; (ii) legal counsel to the
                                      Delaware Investments(R) Funds; and (iii)
                                      registered representatives and employees
                                      of broker/dealers who have entered into
                                      dealer's agreements with the Distributor.
                                      Family members (regardless of age) of such
                                      persons at their direction, and any
                                      employee benefit plan established by any
                                      of the foregoing entities, counsel or
                                      broker/dealers may also purchase shares at
                                      net asset value.

                                 o    Shareholders who own Class A shares of
                                      Delaware Cash Reserve Fund as a result of a liquidation of a Delaware Investments(R) Fund may exchange into Class A shares of another Delaware Investments(R) Fund at net asset value.

                                 o    Purchases by bank employees who provide
                                      services in connection with agreements
                                      between the bank and unaffiliated brokers or dealers concerning sales of shares of the Delaware Investments(R) Funds.

                                 o    Purchases by certain officers, trustees
                                      and key employees of institutional clients of the Manager or any of its affiliates.

                                 o Purchases for the benefit of the clients of brokers, dealers and registered investment advisors if such brokers, dealers or investment advisors have entered into an agreement with the Distributor providing specifically for the purchase of Class A shares in connection with special investment products, such as wrap accounts or similar fee-based programs. Investors may be charged a fee when effecting transactions in Class A shares through a broker or agent that offers these special investment products.

                                 o    Purchases by financial institutions
                                      investing for the account of their trust customers if they are not eligible to purchase shares of the Fund's
                                      Institutional Class.

                                 o    Purchases by retirement plans that are
                                      maintained on retirement platforms
                                      sponsored by financial intermediary firms, provided the financial intermediary firms have entered into a Class A NAV Agreement with respect to such retirement platforms.

                                 o Purchases by certain legacy bank sponsored retirement plans that meet requirements set forth in the SAI.

                                 o    Purchases by certain legacy retirement
                                      assets that meet requirements set forth in the SAI.

                                 o    Investments made by plan level and/or
                                      participant retirement accounts that are for the purpose of repaying a loan taken from such accounts.

                                 o Loan repayments made to a Fund account in connection with loans originated from accounts previously maintained by another investment firm.

WAIVERS OF CONTINGENT DEFERRED SALES CHARGES

                                                             SHARE CLASS
                     CATEGORY                         A*          B                C
--------------------------------------------------   ---   --------------   --------------
Redemptions in accordance with a Systematic           X           X                X
Withdrawal Plan, provided the annual amount
selected to be withdrawn under the Plan does not
exceed 12% of the value of the account on the date
that the Systematic Withdrawal Plan was
established or modified.

Redemptions that result from the Fund's right to      X           X                X
liquidate a shareholder's account if the aggregate
net asset value of the shares held in the account
is less than the then-effective minimum account
size.

Distributions to participants or beneficiaries        X    Not available.   Not available.
from a retirement plan qualified under section
401(a) of the Internal Revenue Code of 1986, as
amended (the "Code").

Redemptions pursuant to the direction of a            X    Not available.   Not available.
participant or beneficiary of a retirement plan
qualified under section 401(a) of the Code with
respect to that retirement plan.

Periodic distributions from an individual             X           X                X
retirement account (i.e., IRA, ROTH IRA, Coverdell
IRA, SIMPLE IRA, SAR/SEP or SEP/IRA) or a
qualified plan** (403(b)(7) plan, 457 Deferred
Compensation Plan, Profit Sharing Plan, Money
Purchase Plan or 401(k) Defined Contribution Plan)
not subject to a penalty under Section 72(t)(2)(A)
of the Code or a hardship or unforeseen emergency
provision in the qualified plan as described in
Treas. Reg. Section 1.401(k)-1(d)(2) and Section
457(d)(3) of the Code.

Returns of Excess Contributions due to any            X           X                X
regulatory limit from an individual retirement
account (i.e., IRA, ROTH IRA, Coverdell IRA,
SIMPLE IRA, SAR/SEP or SEP/IRA) or a qualified
plan (403(b)(7) plan, 457 Deferred Compensation
Plan, Profit Sharing Plan, Money Purchase Plan or
401(k) Defined Contribution Plan).

Distributions by other employee benefit plans to      X    Not available.   Not available.
pay benefits.

Systematic withdrawals from a retirement account      X           X                X
or qualified plan that are not subject to a
penalty pursuant to Section 72(t)(2)(A) of the
Code or a hardship or unforeseen emergency
provision in the qualified plan** as described in
Treas. Reg. Section 1.401(k)-1(d)(2) and Section
457(d)(3) of the Code. The systematic withdrawal
may be pursuant to Delaware Investments(R) Funds'
Systematic Withdrawal Plan or a systematic
withdrawal permitted by the Code.

Distributions from an account of a redemption         X           X                X
resulting from the death or disability (as defined
in Section 72(t)(2)(A) of the Code) of a
registered owner or a registered joint owner
occurring after the purchase of the shares being
redeemed. In the case of accounts established
under the Uniform Gifts to Minors Act or Uniform
Transfers to Minors Act or trust accounts, the
waiver applies upon the death of all beneficial
owners.

Redemptions by certain legacy retirement assets       X    Not available.          X
that meet the requirements set forth in the SAI.

                                                             SHARE CLASS
                     CATEGORY                        A *          B                C
--------------------------------------------------   ---   --------------   --------------
Redemptions by the classes of shareholders who are    X    Not available.   Not available.
permitted to purchase shares at net asset value,
regardless of the size of the purchase. See
"Buying Class A shares at Net Asset Value" above.

* The waiver for Class A shares relates to a waiver of the Limited CDSC. Please note that you or your financial advisor will have to notify us at the time of purchase that the trade qualifies for such waiver.

** Qualified plans that are fully redeemed at the direction of the plan's fiduciary are subject to any applicable contingent deferred sales charge or Limited CDSC, unless the redemption is due to the termination of the plan.

Certain sales charges may be based on historical cost. Therefore, you should maintain any records that substantiate these costs because the Fund, its transfer agent and financial intermediaries may not maintain this information. Information about existing sales charges and sales charge reductions and waivers is available free of charge in a clear and prominent format on the Delaware Investment's Web site at www.delawareinvestments.com. Additional information on sales charges can be found in the SAI.

HOW TO BUY SHARES                [GRAPHIC]   THROUGH YOUR FINANCIAL ADVISOR
                                             Your financial advisor can handle
                                             all the details of purchasing
                                             shares, including opening an
                                             account. Your financial advisor may
                                             charge a separate fee for this
                                             service.

                                 [GRAPHIC]   BY MAIL

                                             Complete an investment slip and
                                             mail it with your check, made
                                             payable to the fund and class of
                                             shares you wish to purchase, to
                                             Delaware Investments, P.O. Box
                                             219656, Kansas City, MO 64121-9656.
                                             If you are making an initial
                                             purchase by mail, you must include
                                             a completed investment application
                                             (or an appropriate retirement plan
                                             application if you are opening a
                                             retirement account) with your
                                             check.

                                 [GRAPHIC]   BY WIRE

                                             Ask your bank to wire the amount
                                             you want to invest to Bank of New
                                             York, ABA #021000018, Bank Account
                                             number 8900403748. Include your
                                             account number and the name of the
                                             fund and class of shares in which
                                             you want to invest. If you are
                                             making an initial purchase by wire,
                                             you must first call us at 800
                                             523-1918 so we can assign you an
                                             account number.

                                 [GRAPHIC]   BY EXCHANGE

                                             You may exchange all or part of
                                             your investment in one or more
                                             Delaware Investments(R) Funds for
                                             shares of other Delaware
                                             Investments(R) Funds. Please keep
                                             in mind, however, that under most
                                             circumstances you are allowed to
                                             exchange only between like classes
                                             of shares. To open an account by
                                             exchange, call the Shareholder
                                             Service Center at 800 523-1918.

                                 [GRAPHIC]   THROUGH AUTOMATED SHAREHOLDER
                                             SERVICES

                                             You may purchase or exchange shares
                                             through Delaphone, our automated
                                             telephone service, or through our
                                             Web site,
                                             www.delawareinvestments.com. For
                                             more information about how to sign
                                             up for these services, call our
                                             Shareholder Service Center at 800
                                             523-1918.

                                 Once you have completed an application, you can open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. The minimum initial purchase is $250, and you can make additional investments of only $25, if you are buying shares in an IRA or Roth IRA, under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, or through an Automatic Investing Plan. The minimum purchase for a Coverdell Education Savings Account (formerly an "Education IRA") is $500. The minimums vary for retirement plans other than IRAs, Roth IRAs or Coverdell Education Savings Accounts.

                                 The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (NYSE), which is normally 4:00 p.m. Eastern Time, you will pay that day's closing share price, which is based on the Fund's net asset value (NAV). If your order is received after the close of regular trading on the NYSE, you will pay the next business day's price. A business day is any day that the NYSE is open for business (Business Day). We reserve the right to reject any purchase order.

HOW TO BUY SHARES (continued)    We determine the NAV per share for each class
                                 of the Fund at the close of regular trading on the NYSE on each Business Day. The NAV per share for each class of the Fund is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. We generally price securities and other assets for which market quotations are readily available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. We price any fixed-income securities that have a maturity of less than 60 days at amortized cost, which approximates market value. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

FAIR VALUATION                   When the Fund uses fair value pricing, it may
                                 take into account any factors it deems
                                 appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The price of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

                                 The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Fund may frequently value many foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

                                 Subject to the Board's oversight, the Fund's
                                 Board has delegated responsibility for valuing the Fund's assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board as described above.

RETIREMENT PLANS                 In addition to being an appropriate investment
                                 for your IRA, Roth IRA and Coverdell Education
                                 Savings Account, shares in the Fund may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how shares in the Fund can play an important role in your retirement planning or for details about group plans, please consult your financial advisor, or call 800 523-1918.

DOCUMENT DELIVERY                If you have an account in the same Delaware
                                 Investments(R) Fund as another member of your household, we send your household one copy of the Fund's prospectus and annual and semiannual reports to that address unless you opt otherwise. This will help us reduce the printing and mailing expenses associated with the Fund. We will continue to send one copy of each of these documents to your household until you notify us that you wish to receive individual materials. If you wish to receive individual materials, please call our
                                 Shareholder Service Center at 800 523-1918 or your financial advisor. We will begin sending you individual copies of these documents 30 days after receiving your request.

HOW TO REDEEM SHARES             [GRAPHIC]   THROUGH YOUR FINANCIAL ADVISOR

                                             Your financial advisor can handle
                                             all the details of redeeming your
                                             shares (selling them back to the
                                             Fund). Your financial advisor may
                                             charge a separate fee for this
                                             service.

                                 [GRAPHIC]   BY MAIL

                                             You may redeem your shares by mail
                                             by writing to: Delaware
                                             Investments, P.O. Box 219656,
                                             Kansas City, MO 64121-9656. All
                                             owners of the account must sign the
                                             request, and for redemptions of
                                             more than $100,000, you must
                                             include a signature guarantee for
                                             each owner. Signature guarantees
                                             are also required when redemption
                                             proceeds are going to an address
                                             other than the address of record on
                                             the account.

                                 [GRAPHIC]   BY TELEPHONE

                                             You may redeem up to $100,000 of
                                             your shares by telephone. You may
                                             have the proceeds sent to you by
                                             check, or, if you redeem at least
                                             $1,000 of shares, you may have the
                                             proceeds sent directly to your bank
                                             by wire. Bank information must be
                                             on file before you request a wire
                                             redemption.

                                 [GRAPHIC]   BY WIRE

                                             You may redeem $1,000 or more of
                                             your shares and have the proceeds
                                             deposited directly to your bank
                                             account, normally the next Business
                                             Day after we receive your request.
                                             If you request a wire deposit, a
                                             bank wire fee may be deducted from
                                             your proceeds. Bank information
                                             must be on file before you request
                                             a wire redemption.

                                 [GRAPHIC]   THROUGH AUTOMATED SHAREHOLDER
                                             SERVICES

                                             You may redeem shares through
                                             Delaphone, our automated telephone
                                             service, or through our Web site,
                                             www.delawareinvestments.com. For
                                             more information about how to sign
                                             up for these services, call our
                                             Shareholder Service Center at 800
                                             523-1918.

HOW TO REDEEM SHARES             If you hold your shares in certificates, you
(continued)                      must submit the certificates with your request
                                 to sell the shares. We recommend that you send your certificates by certified mail.

                                 When you send us a properly completed request to redeem or exchange shares and we or an authorized agent receive the request before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time), you will receive the NAV as next determined after we receive your request. If we receive your request after the close of regular trading on the NYSE, you will receive the NAV next determined on the next Business Day. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next Business Day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

                                 If you are required to pay a contingent
                                 deferred sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' NAV when you purchased them or their NAV when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. You also will not pay the charge on any shares acquired by shares of another, you do not pay a contingent deferred sales charge at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the original shares, not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

ACCOUNT MINIMUMS                 If you redeem shares and your account balance
                                 falls below the Fund's required account minimum of $1,000 ($250 for IRAs, Roth IRAs, Uniform
                                 Gifts to Minors Act and Uniform Transfers to
                                 Minors Act accounts or accounts with automatic investing plans, and $500 for Coverdell
                                 Education Savings Accounts) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, the Fund may redeem your account after 60 days' written notice to you.

SPECIAL SERVICES                 To help make investing with us as easy as
                                 possible, and to help you build your
                                 investments, we offer the following special services.

                                 AUTOMATIC INVESTING     The Automatic Investing
                                 PLAN                    Plan allows you to make
                                                         regular monthly or
                                                         quarterly investments
                                                         directly from your
                                                         checking account.

                                 DIRECT DEPOSIT          With Direct Deposit you
                                                         can make additional
                                                         investments through
                                                         payroll deductions,
                                                         recurring government or
                                                         private payments such
                                                         as Social Security or
                                                         direct transfers from
                                                         your bank account.

                                 ELECTRONIC DELIVERY     With Delaware
                                                         eDelivery, you can
                                                         receive your fund
                                                         documents
                                                         electronically instead
                                                         of via U.S. mail. When
                                                         you sign up for
                                                         eDelivery, you can
                                                         access your account
                                                         statements, shareholder
                                                         reports and other fund
                                                         materials online, in a
                                                         secure internet
                                                         environment, at any
                                                         time, from anywhere.

                                 ONLINE ACCOUNT ACCESS   Online Account Access
                                                         is a password-protected
                                                         area of the Delaware
                                                         Investments(R) Web site
                                                         that gives you access
                                                         to your account
                                                         information and allows
                                                         you to perform
                                                         transactions in a
                                                         secure internet
                                                         environment.

                                 WEALTH BUILDER OPTION   With the Wealth Builder
                                                         Option you can arrange
                                                         automatic monthly
                                                         exchanges between your
                                                         shares in one or more
                                                         Delaware Investments(R)
                                                         Funds. Wealth Builder
                                                         exchanges are subject
                                                         to the same rules as
                                                         regular exchanges (see
                                                         below) and require a
                                                         minimum monthly
                                                         exchange of $100 per
                                                         fund.

                                 DIVIDEND REINVESTMENT   Through our Dividend
                                 PLAN                    Reinvestment Plan, you
                                                         can have your
                                                         distributions
                                                         reinvested in your
                                                         account or the same
                                                         share class in another
                                                         Delaware Investments(R)
                                                         Fund. The shares that
                                                         you purchase through
                                                         the Dividend
                                                         Reinvestment Plan are
                                                         not subject to a
                                                         front-end sales charge
                                                         or to a contingent
                                                         deferred sales charge.
                                                         Under most
                                                         circumstances, you may
                                                         reinvest dividends only
                                                         into like classes of
                                                         shares.

                                 EXCHANGES               You may generally
                                                         exchange all or part of
                                                         your shares for shares
                                                         of the same class in
                                                         another Delaware
                                                         Investments(R) Fund
                                                         without paying a
                                                         front-end sales charge
                                                         or a contingent
                                                         deferred sales charge
                                                         at the time of the
                                                         exchange. However, if
                                                         you exchange shares
                                                         from a money market
                                                         fund that does not have
                                                         a sales charge or from
                                                         Class R shares of any
                                                         fund, you will pay any
                                                         applicable sales charge
                                                         on your new shares.
                                                         When exchanging Class B
                                                         and Class C shares of
                                                         one fund for the same
                                                         class of shares in
                                                         other funds, your new
                                                         shares will be subject
                                                         to the same contingent
                                                         deferred sales charge
                                                         as the shares you
                                                         originally purchased.
                                                         The holding period for
                                                         the contingent deferred
                                                         sales charge will also
                                                         remain the same, with
                                                         the amount of time you
                                                         held your original
                                                         shares being credited
                                                         toward the holding
                                                         period of your new
                                                         shares. You do not pay
                                                         sales charges on shares
                                                         that you acquired
                                                         through the
                                                         reinvestment of
                                                         dividends. You may have
                                                         to pay taxes on your
                                                         exchange. When you
                                                         exchange shares, you
                                                         are purchasing shares
                                                         in another fund so you
                                                         should be sure to get a
                                                         copy of the fund's
                                                         prospectus and read it
                                                         carefully before buying
                                                         shares through an
                                                         exchange. We may refuse
                                                         the purchase side of
                                                         any exchange request,
                                                         if, in the Manager's
                                                         judgment, the Fund
                                                         would be unable to
                                                         invest effectively in
                                                         accordance with its
                                                         investment objective
                                                         and policies or would
                                                         otherwise potentially
                                                         be adversely affected.

                                 MONEYLINE(SM) ON        Through our
                                 DEMAND SERVICE          MoneyLine(SM) On Demand
                                                         Service, you or your
                                                         financial advisor may
                                                         transfer money between
                                                         your Fund account and
                                                         your predesignated bank
                                                         account by telephone
                                                         request. This service
                                                         is not available for
                                                         retirement plans.
                                                         MoneyLine(SM) On Demand
                                                         Service has a minimum
                                                         transfer of $25 and a
                                                         maximum transfer of
                                                         $50,000, except for
                                                         purchases into IRAs.
                                                         Delaware Investments
                                                         does not charge a fee
                                                         for this service;
                                                         however, your bank may
                                                         assess one.

                                 MONEYLINE DIRECT        Through our MoneyLine
                                 DEPOSIT SERVICE         Direct Deposit Service
                                                         you can have $25 or
                                                         more in dividends and
                                                         distributions deposited
                                                         directly to your bank
                                                         account. Delaware
                                                         Investments does not
                                                         charge a fee for this
                                                         service; however, your
                                                         bank may assess one.
                                                         This service is not
                                                         available for
                                                         retirement plans.

                                 SYSTEMATIC WITHDRAWAL   Through our Systematic
                                 PLAN                    Withdrawal Plan, you
                                                         can arrange a regular
                                                         monthly or quarterly
                                                         payment from your
                                                         account made to you or
                                                         someone you designate.
                                                         If the value of your
                                                         account is $5,000 or
                                                         more, you can make
                                                         withdrawals of at least
                                                         $25 monthly, or $75
                                                         quarterly. You may also
                                                         have your withdrawals
                                                         deposited directly to
                                                         your bank account
                                                         through our MoneyLine
                                                         Direct Deposit Service.

                                                         The applicable limited
                                                         contingent deferred
                                                         sales charge for Class
                                                         A shares and the
                                                         contingent deferred
                                                         sales charge for Class
                                                         B and C shares redeemed
                                                         via a Systematic
                                                         Withdrawal Plan will be
                                                         waived if the annual
                                                         amount withdrawn in
                                                         each year is less than
                                                         12% of the account
                                                         balance on the date
                                                         that the Plan is
                                                         established. If the
                                                         annual amount withdrawn
                                                         in any year exceeds 12%
                                                         of the account balance
                                                         on the date that the
                                                         Systematic Withdrawal
                                                         Plan is established,
                                                         all redemptions under
                                                         the Plan will be
                                                         subject to the
                                                         applicable contingent
                                                         deferred sales charge,
                                                         including an assessment
                                                         for previously redeemed
                                                         amounts under the Plan.

FREQUENT TRADING OF FUND         The Fund discourages purchases by market timers
SHARES                           and purchase orders (including the purchase
                                 side of exchange orders) by shareholders identified as market timers may be rejected.
                                 The Fund's Board of Trustees has adopted policies and procedures designed to detect, deter and prevent trading activity detrimental to the Fund and its shareholders, such as market timing. The Fund will consider anyone who follows a pattern of market timing in any Delaware Investments(R) Fund to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.
                                 Market timing of a fund occurs when investors make consecutive, rapid, short-term
                                 "roundtrips" - that is, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter as a previous short-term roundtrip in that fund, you may be considered a market timer. In determining whether market timing has occurred, the Fund will consider short-term roundtrips to include rapid purchases and sales of Fund shares through the exchange privilege. The Fund reserves the right to consider other trading patterns to be market timing.

                                 Your ability to use the Fund's exchange
                                 privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Fund reserves the right to restrict or reject, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of the Fund's market timing policy are not necessarily deemed accepted by the Fund and may be rejected by the Fund on the next Business Day following receipt by the Fund.

FREQUENT TRADING OF FUND         Redemptions will continue to be permitted in
SHARES (continued)               accordance with the Fund's current Prospectus.
                                 A redemption of shares under these
                                 circumstances could be costly to a shareholder if, for example, the shares have declined in value, the shareholder recently paid a front-end sales charge, the shares are subject to a contingent deferred sales charge or the sale results in adverse tax consequences. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

                                 The Fund reserves the right to modify this policy at any time without notice, including modifications to the Fund's monitoring procedures and the procedures to close accounts to new purchases. Although the implementation of this policy involves judgments that are inherently subjective and may be selectively applied, we seek to make judgments and applications that are consistent with the interests of the Fund's shareholders. While we will take actions designed to detect and prevent market timing, there can be no assurance that such trading activity will be completely eliminated. Moreover, the Fund's market timing policy does not require the Fund to take action in response to frequent trading activity. If the Fund elects not to take any action in response to frequent trading, such frequent trading and market timing activity could continue.

                                 RISK OF MARKET TIMING By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Fund's shares may also force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. This could adversely affect the Fund's performance, if, for example, the Fund incurs increased brokerage costs and realization of taxable capital gains without attaining any investment advantage.

                                 A fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a fund calculates its NAV (typically, 4:00 p.m. Eastern Time). Developments that occur between the closing of the foreign market and the Fund's NAV calculation may affect the value of these foreign securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price.

                                 Any fund that invests in securities that are thinly traded, traded infrequently, or relatively illiquid has the risk that the securities prices used to calculate the fund's NAV may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small-cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high-yield bonds, asset-backed securities or municipal bonds.

                                 TRANSACTION MONITORING PROCEDURES The Fund, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in Fund shares. This monitoring process involves several factors, which include scrutinizing transactions in fund shares for violations of the Fund's market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Fund may consider trading activity by multiple accounts under common ownership, control or influence to be trading by a single entity. Trading activity identified by these factors, or as a result of any other available information, will be evaluated to determine whether such activity might constitute market timing. These procedures may be modified from time to time to improve the detection of excessive or short-term trading or to address other concerns. Such changes may be necessary or appropriate, for example, to deal with issues specific to certain retirement plans, plan exchange limits, U.S. Department of Labor regulations, certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

                                 Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain broker/dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund will attempt to apply its monitoring procedures to these omnibus accounts and to the individual participants in such accounts. In an effort to discourage market timers in such accounts, the Fund may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account's authorization to purchase Fund shares.

FREQUENT TRADING OF FUND         LIMITATIONS ON ABILITY TO DETECT AND CURTAIL
SHARES (continued)               MARKET TIMING Shareholders seeking to engage in
                                 market timing may employ a variety of
                                 strategies to avoid detection and, despite the efforts of the Fund and its agents to detect market timing in Fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect market timing attributable to a particular investor who effects purchase, redemption and/or exchange activity in Fund shares through omnibus accounts. The difficulty of detecting market timing may be further compounded if these entities utilize multiple tiers or omnibus accounts.

DIVIDENDS, DISTRIBUTIONS AND     Dividends and Distributions. The Fund has
TAXES                            elected to be treated as a regulated investment
                                 company under Subchapter M of the Internal
                                 Revenue Code. As such, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends annually. The Fund will also distribute net capital gains, if any, annually.
                                 The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gain distribution. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

                                 Annual Statements. Every January, you will receive a statement that shows the tax status of distributions you received the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December. Mutual funds may reclassify income after your tax reporting statement is mailed to you. Prior to issuing your statement, the Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099-DIV to reflect reclassified information.

                                 Avoid "Buying a Dividend." If you invest in the Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund's shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

                                 Tax Considerations. In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

                                 For federal income tax purposes, Fund
                                 distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends designated by the Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met.

                                 A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes, an exchange of your Fund shares for shares of a different Delaware Investments(R) Fund is the same as a sale.

                                 By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

                                 Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

                                 THIS DISCUSSION OF "DIVIDENDS, DISTRIBUTIONS
                                 AND TAXES" IS NOT INTENDED OR WRITTEN TO BE
                                 USED AS TAX ADVICE. BECAUSE EVERYONE'S TAX
                                 SITUATION IS UNIQUE, YOU SHOULD CONSULT YOUR
                                 TAX PROFESSIONAL ABOUT FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES BEFORE MAKING AN INVESTMENT IN THE FUND.

CERTAIN MANAGEMENT               INVESTMENTS BY FUND OF FUNDS AND SIMILAR
CONSIDERATIONS                   INVESTMENT VEHICLES The Fund may accept
                                 investments from funds of funds, including those offered by the Delaware Investments(R)
                                 Funds, as well as similar investment vehicles, such as 529 Plans. A "529 Plan" is a college savings program that operates under Section 529 of the Code. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by these funds of funds and/or similar investment vehicles.
                                 While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The Manager will monitor transactions by the funds of funds and will attempt to minimize any adverse effects on both the Fund and the funds of funds as a result of these transactions.

MANAGER OF MANAGERS STRUCTURE    At a shareholder meeting held on March 23, 2005
                                 (or as adjourned), the Fund's shareholders approved a "manager of managers" structure that would permit the Manager to appoint and replace sub-advisors, enter into sub-advisory agreements, and amend and terminate sub-advisory agreements with respect to the Fund, subject to Board approval but without shareholder approval (the "Manager of Managers
                                 Structure"). While the Manager does not
                                 currently expect to use the Manager of Managers
                                 Structure with respect to the Fund, the Manager may, in the future, recommend to the Fund's
                                 Board the establishment of the Manager of Managers Structure by recommending the hiring of one or more sub-advisors to manage all or a portion of the Fund's portfolio if it believes that doing so would be likely to enhance the Fund's performance by introducing a different investment style or focus.

                                 The ability to implement the Manager of
                                 Managers Structure with respect to the Fund is contingent upon the receipt of an exemptive order from the SEC or the adoption of a rule by the SEC authorizing the implementation of the Manager of Managers Structure. The use of the Manager of Managers Structure with respect to the Fund may be subject to certain conditions set forth in the SEC exemptive order or rule. There can be no assurance that the SEC will grant the Fund's application for an exemptive order or adopt such a rule.

                                 The Manager of Managers Structure would enable the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. The Manager of Managers Structure would not permit investment management fees paid by the Fund to be increased without shareholder approval or change the Manager's responsibilities to the Fund, including the Manager's responsibility for all advisory services furnished by a sub-advisor.

Financial highlights

THE FINANCIAL HIGHLIGHTS TABLES ARE intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800 523-1918.

                                                                    CLASS A
                                            ------------------------------------------------------
                                                                                        Year ended
                                                                                           4/30
Delaware Select Growth Fund                   2006       2005       2004       2003        2002
-----------------------------------------   --------   --------   --------   --------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD        $ 20.470   $ 20.680   $ 16.700   $ 20.290    $ 24.890
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(2)                        (0.086)    (0.170)    (0.171)    (0.147)     (0.193)
                                            --------   --------   --------   --------    --------
Net realized and unrealized gain (loss)
   on investments                              6.796     (0.040)     4.151     (3.443)     (4.407)
                                            --------   --------   --------   --------    --------
Total from investment operations               6.710     (0.210)     3.980     (3.590)     (4.600)
                                            --------   --------   --------   --------    --------
NET ASSET VALUE, END OF PERIOD              $ 27.180   $ 20.470   $ 20.680   $ 16.700    $ 20.290
                                            ========   ========   ========   ========    ========
TOTAL RETURN(3)                                32.78%     (1.02%)    23.83%    (17.69%)    (18.48%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)     $187,319   $173,890   $243,201   $208,395    $333,172
Ratio of expenses to average net assets         1.55%      1.52%      1.50%      1.50%       1.45%
Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly                     1.70%      1.70%      1.86%      1.83%       1.50%
Ratio of net investment loss to average
   net assets                                  (0.35%)    (0.85%)    (0.87%)    (0.92%)     (0.86%)
Ratio of net investment income (loss) to
   average net assets prior to expense
   limitation and expenses paid
   indirectly                                  (0.50%)    (1.03%)    (1.23%)    (1.25%)     (0.91%)
Portfolio turnover                               124%        72%        82%        69%        127%

(1) Date of commencement of operations. Ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the Manager and the Distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

HOW TO READ THE FINANCIAL HIGHLIGHTS

NET INVESTMENT      NET REALIZED AND UNREALIZED GAIN      NET ASSET VALUE
INCOME (LOSS)       (LOSS) ON INVESTMENTS                 (NAV)               TOTAL RETURN
-----------------   -----------------------------------   -----------------   -------------------------------
Net investment      A realized gain occurs when we sell   This is the value   This represents the rate that
income (loss)       an investment at a profit, while a    of a mutual fund    an investor would have earned
includes dividend   realized loss occurs when we sell     share, calculated   or lost on an investment in a
and interest        an investment at a loss. When an      by dividing the     fund. In calculating this
income earned       investment increases or decreases     net assets by the   figure for the financial
from a fund's       in value but we do not sell it, we    number of shares    highlights table, we include
investments; it     record an unrealized gain or loss.    outstanding.        applicable fee waivers, exclude
is after expenses                                                             front-end and contingent
have been                                                                     deferred sales charges, and
deducted.                                                                     assume the shareholder has
                                                                              reinvested all dividends and
                                                                              realized gains.

                        CLASS B                                                CLASS C
------------------------------------------------------   --------------------------------------------------
                                            Year ended                                           Year ended
                                               4/30                                                 4/30
  2006       2005       2004        2003       2002        2006      2005      2004      2003       2002
--------   --------   --------   --------   ----------   -------   -------   -------   -------   ----------
$ 18.820   $ 19.160   $ 15.590   $ 19.090    $ 23.600    $18.620   $18.950   $15.430   $18.890     $ 23.350

  (0.252)    (0.310)    (0.308)    (0.259)     (0.340)    (0.251)   (0.308)   (0.306)   (0.258)      (0.337)
--------   --------   --------   --------    --------    -------   -------   -------   -------     --------

   6.242     (0.030)     3.878     (3.241)     (4.170)     6.171    (0.022)    3.826    (3.202)      (4.123)
--------   --------   --------   --------    --------    -------   -------   -------   -------     --------
   5.990     (0.340)     3.570     (3.500)     (4.510)     5.920    (0.330)    3.520    (3.460)      (4.460)
--------   --------   --------   --------    --------    -------   -------   -------   -------     --------
$ 24.810   $ 18.820   $ 19.160   $ 15.590    $ 19.090    $24.540   $18.620   $18.950   $15.430     $ 18.890
========   ========   ========   ========    ========    =======   =======   =======   =======     ========
   31.76%     (1.77%)    22.90%    (18.33%)    (19.11%)    31.72%    (1.74%)   22.81%   (18.27%)     (19.14%)

$199,863   $202,576   $281,906   $257,542    $421,578    $84,458   $64,786   $98,549   $95,552     $166,246
    2.30%      2.27%      2.25%      2.25%       2.20%      2.30%     2.27%     2.25%     2.25%        2.20%


    2.45%      2.45%      2.61%      2.58%       2.25%      2.45%     2.45%     2.61%     2.58%        2.25%

   (1.10%)    (1.60%)    (1.62%)    (1.67%)     (1.61%)    (1.10%)   (1.60%)   (1.62%)   (1.67%)      (1.61%)



   (1.25%)    (1.78%)    (1.98%)    (2.00%)     (1.66%)    (1.25%)   (1.78%)   (1.98%)   (2.00%)      (1.66%)
     124%        72%        82%        69%        127%       124%       72%       82%       69%         127%

            CLASS R
-------------------------------
                       Period
          Year ended   6/2/03(1)
             4/30      through
  2006       2005      4/30/04
-------   ----------   --------
$20.340      $20.620   $18.530

 (0.154)      (0.242)   (2.370)
-------      -------   -------

  6.754       (0.038)    4.460
-------      -------   -------
  6.600       (0.280)    2.090
-------      -------   -------
$26.940      $20.340   $20.620
=======      =======   =======
  32.38%       (1.36%)   11.28%

$ 1,485      $   652   $   262
   1.82%        1.87%     1.85%


   2.05%        2.05%     2.21%

  (0.62%)      (1.20%)   (1.26%)



  (0.85%)      (1.38%)   (1.62%)
    124%          72%       82%

                       RATIO OF EXPENSES
                       TO AVERAGE NET      RATIO OF NET INVESTMENT INCOME (LOSS)
NET ASSETS             ASSETS              TO AVERAGE NET ASSETS                   PORTFOLIO TURNOVER RATE
--------------------   -----------------   -------------------------------------   ------------------------------------------------
Net assets represent   The expense ratio   We determine this ratio by dividing     This figure tells you the amount of trading
the total value of     is the percentage   net investment income (loss) by         activity in a fund's portfolio. A turnover
all the assets in a    of net assets       average net assets.                     rate of 100% would occur if, for example, a
fund's portfolio,      that a fund pays                                            fund bought and sold all of the securities in
less any               annually for                                                its portfolio once in the course of a year or
liabilities, that      operating                                                   frequently traded a single security. A high rate
are attributable to    expenses and                                                of portfolio turnover in any year may increase
that class of the      management fees.                                            brokerage commissions paid and could
fund.                  These expenses                                              generate taxes for shareholders on realized
                       include                                                     investment gains.
                       accounting and
                       administration
                       expenses,
                       services for
                       shareholders, and
                       similar expenses.

Glossary

HOW TO USE THIS GLOSSARY         This glossary includes definitions of
                                 investment terms, many of which are used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.

                                 AMORTIZED COST

                                 Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

                                 APPRECIATION

                                 An increase in the value of an investment.

                                 CAPITAL

                                 The amount of money you invest.

                                 CAPITAL GAINS DISTRIBUTIONS

                                 Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

                                 COMMISSION

                                 The fee an investor pays to a financial advisor for advice and help in buying or selling mutual funds, stocks, bonds or other securities.

                                 COMPOUNDING

                                 Earnings on an investment's previous earnings.

                                 CONSUMER PRICE INDEX (CPI)

                                 Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

                                 CONTINGENT DEFERRED SALES CHARGE (CDSC)

                                 Fee charged by some mutual funds when shares are redeemed (sold back to the fund) within a set number of years; an alternative method for investors to compensate a financial advisor for advice and service, rather than an up-front commission.

                                 CORPORATE BOND

                                 A debt security issued by a corporation.

                                 COST BASIS

                                 The original purchase price of an investment, used in determining capital gains and losses.

                                 DEPRECIATION

                                 A decline in an investment's value.

                                 DIVERSIFICATION

                                 The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

                                 DIVIDEND DISTRIBUTION

                                 Payments to mutual fund shareholders of
                                 dividends passed along from the fund's
                                 portfolio of securities.

                                 EXPENSE RATIO

                                 A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

                                 FINANCIAL ADVISOR

                                 Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

                                 INFLATION

                                 The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index
                                 (CPI).

                                 INVESTMENT GOAL

                                 The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

                                 MANAGEMENT FEE

                                 The amount paid by a mutual fund to the
                                 investment manager for management services, expressed as an annual percentage of the fund's average daily net assets.

                                 MARKET CAPITALIZATION

                                 The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

                                 NASD

                                 The National Association of Securities Dealers, Inc., which is responsible for regulating the securities industry.

                                 NET ASSETS

                                 The total value of all the assets in a fund's portfolio, less any liabilities.

                                 NET ASSET VALUE (NAV)

                                 The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

                                 PREFERRED STOCK

                                 Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stock also often pays dividends at a fixed rate and is sometimes convertible into common stock.

                                 PRICE-TO-EARNINGS RATIO (P/E)

                                 A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

                                 PRINCIPAL

                                 Amount of money you invest (also called
                                 capital). Also refers to a bond's original face value, due to be repaid at maturity.

                                 PROSPECTUS

                                 The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

                                 REDEEM

                                 To cash in your shares by selling them back to the mutual fund.

                                 RISK

                                 Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

                                 RUSSELL 3000 GROWTH INDEX

                                 The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indices.

                                 SALES CHARGE

                                 A commission that is charged on the purchase or redemption of fund shares sold through financial advisors. May vary with the amount invested. Typically used to compensate financial advisors for advice and service provided.

                                 SEC (SECURITIES AND EXCHANGE COMMISSION)

                                 Federal agency established by Congress to administer the laws governing the securities industry, including mutual funds.

                                 SHARE CLASSES

                                 Different classifications of shares. Mutual fund share classes offer a variety of sales charge choices.

                                 SIGNATURE GUARANTEE

                                 Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid. Signature guarantees can be provided by members of the STAMP program.

                                 STANDARD DEVIATION

                                 A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

                                 STATEMENT OF ADDITIONAL INFORMATION (SAI)

                                 A document that provides more information about a fund's organization, management, investments, policies and risks.

                                 STOCK

                                 An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as common stocks or equities.

                                 TOTAL RETURN

                                 An investment performance measurement,
                                 expressed as a percentage, based on the
                                 combined earnings from dividends, capital gains and change in price over a given period.

                                 UNIFORM GIFTS TO MINORS ACT AND UNIFORM
                                 TRANSFERS TO MINORS ACT

                                 Federal and state laws that provide special tax advantages and a simple way to transfer property to a minor.

                                 VOLATILITY

                                 The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low-volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high-volatility" investments.

Additional information

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS IS AVAILABLE in the Fund's annual and semiannual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the period covered by the report. You can find more information about the Fund in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus (it is incorporated by reference). If you want a free copy of the SAI, the annual or semiannual report, or if you have any questions about investing in the Fund, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918. The Fund's SAI and annual and semiannual reports to shareholders are also available, free of charge, through the Fund's internet Web site (www.delawareinvestments.com). You may also obtain additional information about the Fund from your financial advisor.

You can find reports and other information about the Fund on the EDGAR database on the SEC Web site (www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 551-8090.

                       This page intentionally left blank.

[Delaware Investments(R) LOGO]
A member of Lincoln Financial Group

Contact information

WEB SITE
www.delawareinvestments.com

E-MAIL
service@delinvest.com

SHAREHOLDER SERVICE CENTER
800 523-1918

Call the Shareholder Service Center Monday to Friday, 8 a.m. to 7 p.m. Eastern
Time:

o    For fund information, literature, price, yield and performance figures.

o For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions and telephone exchanges.

DELAPHONE SERVICE
800 362-FUND (800 362-3863)

o For convenient access to account information or current performance information on all Delaware Investments(R) Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

DELAWARE SELECT GROWTH FUND SYMBOLS

            CUSIP     Nasdaq
          ---------   ------
Class A   928931104    DVEAX
Class B   928931849    DVEBX
Class C   928931203    DVECX
Class R   928931740    DFSRX

Investment Company Act file number: 811-04547

GROWTH EQUITY

PROSPECTUS AUGUST 28, 2006

          DELAWARE SELECT GROWTH FUND
          INSTITUTIONAL CLASS

          THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OF THIS PROSPECTUS, AND ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                  [Delaware Investments(R) LOGO]
                                             A member of Lincoln Financial Group

Table of contents

FUND PROFILE                                                              page 2
Delaware Select Growth Fund                                                    2

HOW WE MANAGE THE FUND                                                    page 5
Our investment strategies                                                      5
The securities we typically invest in                                          6
The risks of investing in the Fund                                             7
Disclosure of portfolio holdings information                                   7

WHO MANAGES THE FUND                                                      page 8
Investment manager                                                             8
Portfolio managers                                                             8
Who's who?                                                                     9

ABOUT YOUR ACCOUNT                                                       page 10
Investing in the Fund                                                         10
Payments to Intermediaries                                                    10
How to buy shares                                                             11
Fair valuation                                                                12
Document delivery                                                             12
How to redeem shares                                                          12
Account minimum                                                               13
Exchanges                                                                     13
Frequent trading of Fund shares                                               13
Dividends, distributions and taxes                                            15
Certain management considerations                                             16

FINANCIAL HIGHLIGHTS                                                     page 17

GLOSSARY                                                                 page 19

ADDITIONAL INFORMATION                                                   page 21

Profile: Delaware Select Growth Fund

WHAT IS THE FUND'S GOAL?

     Delaware Select Growth Fund seeks long-term capital appreciation which the Fund attempts to achieve by investing primarily in equity securities of companies we believe have the potential for sustainable free cash-flow growth. Although the Fund will strive to meet its goal, there is no assurance

WHO should INVEST IN THE FUND

     o    Investors with long-term financial goals.

     o    Investors seeking an investment primarily in common stocks.

     o Investors seeking exposure to capital appreciation opportunities across a broad range of industry sectors and company sizes.

WHO should not INVEST IN THE FUND

     o    Investors with short-term financial goals.

     o    Investors whose primary goal is current income.

     o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES? We invest primarily in common stocks of companies that we believe have long-term capital appreciation potential and are expected to grow faster than the U.S. economy. We consider companies of any size or market capitalization. Using a bottom up approach, we seek to select securities we believe have large-end market potential or dominance of a profitable niche market, dominant business models and strong free cash-flow generation that are attractively priced compared to the intrinsic value of the securities. We also consider a company's operational efficiencies, management's plans for capital allocation and the company's shareholder orientation.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected by declines in stock prices. This Fund may be subject to greater investment risk than other funds because the companies in which the Fund invests are subject to greater changes in earnings and business prospects than companies with more established earnings patterns.

For a more complete discussion of risk, please see "The risks of investing in the Fund" on page 7.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

HOW HAS THE DELAWARE SELECT GROWTH FUND PERFORMED?

THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Fund. We show how annual returns for the Fund's Institutional Class shares have varied over the past ten calendar years, as well as the average annual returns of the Institutional Class shares for one-year, five-year and ten-year periods. The Fund's Institutional Class commenced operations on August 28, 1997. Return information for the Class for the periods prior to the time the Class commenced operations is calculated by taking the performance of the Fund's Class A shares and eliminating all sales charges that apply to Class A shares. However, for those periods, Class A 12b-1 payments were not eliminated, and performance would have been affected if this adjustment had been made. The Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during these periods. The returns would be lower without the expense caps. Please see the footnotes on page 4 for additional information about the expense caps.

YEAR-BY-YEAR TOTAL RETURN (Institutional Class)

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

 1996    1997    1998    1999    2000     2001     2002     2003   2004    2005
-----   -----   -----   -----   ------   ------   ------   -----   ----   ------
28.55%  48.38%  36.78%  78.64%  -22.11%  -24.49%  -32.69%  38.31%  8.22%  17.53%

As of June 30, 2006, the Fund's Institutional Class shares had a calendar year-to-date return of -4.02%. During the periods illustrated in this bar chart, the Institutional Class' highest quarterly return was 43.20% for the quarter ended December 31, 1999 and its lowest quarterly return was -27.93% for the quarter ended December 31, 2000.

AVERAGE ANNUAL RETURNS for periods ending 12/31/05                                         1YEAR   5 YEARS   10 YEARS
--------------------------------------------------                                         -----   -------   --------
                                                     Return before taxes                   17.53%   -2.21%     12.49%
                                                     Return after taxes on distributions   17.53%   -2.21%     11.17%
                                                     Return after taxes on distributions
                                                        and sale of Fund shares            11.39%   -1.87%     10.27%
                                                     Russell 3000(R) Growth Index*
                                                        (reflects no deduction for fees,
                                                        expenses, or taxes)                 5.17%   -3.15%      6.48%

The Fund's returns above are compared to the performance of the Russell 3000 Growth Index. You should remember that, unlike the Fund, the Index is unmanaged and does not reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of the Fund's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

* The Russell 3000 Growth Index reports returns on a monthly basis as of the last day of the month.

WHAT ARE THE FUND'S FEES AND EXPENSES?                        CLASS                                              INSTITUTIONAL
                                                              ------------------------------------------------   -------------
YOU DO NOT PAY SALES CHARGES directly from your investments   Maximum sales charge (load) imposed on
when you buy or sell shares of the Institutional Class.          purchases as a percentage of offering price          none
                                                              Maximum contingent deferred sales charge (load)
                                                                 as a percentage of original purchase price or
                                                                 redemption price, whichever is lower                 none
                                                              Maximum sales charge (load) imposed on
                                                                 reinvested dividends                                 none
                                                              Redemption fees                                         none
                                                              Exchange fees(1)                                        none

ANNUAL FUND OPERATING EXPENSES are deducted from the          Management fees                                         0.75%
Fund's assets.                                                Distribution and service (12b-1) fees                   none
                                                              Other expenses(2)                                       0.65%
                                                              Total annual fund operating expenses(3)                 1.40%
                                                              Fee waivers and payments                               (0.17%)
                                                              Net expenses                                            1.23%

                                                              CLASS                                              INSTITUTIONAL
                                                              -----                                              -------------
THIS EXAMPLE is intended to help you compare the cost of      1 year                                                $  125
investing in the Fund to the cost of investing in other       3 years                                               $  426
mutual funds with similar investment objectives. We show      5 years                                               $  750
the cumulative amount of Fund expenses on a hypothetical      10 years                                              $1,665
investment of $10,000 with an annual 5% return over the
time shown.(4) This example reflects the net operating
expenses with expense waivers for the one-year contractual
period and the total operating expenses without expense
waivers for years two through 10. This is an example only,
and does not represent future expenses, which may be
greater or less than those shown here.

(1) Exchanges are subject to the requirements of each Delaware Investments(R) Fund. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

(2) "Other expenses" have been restated to reflect an expected decrease in the current fiscal year as a result of the expectation that the Fund will not have to convene a shareholder meeting and issue a proxy statement during the upcoming fiscal year.

(3) The Manager has contracted to waive fees and pay expenses through August 31, 2007 in order to prevent total annual fund operating expenses (excluding taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 1.23% of average daily net assets.

(4) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here.

How we manage the Fund

OUR INVESTMENT STRATEGIES

We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Fund. Specifically, we look for structural changes in the economy, industry or product cycle changes, or changes in management, targeting those companies that can best capitalize on such changes. The following is a description of how the portfolio managers pursue the Fund's investment goals.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

We strive to identify companies that offer the potential for long-term price appreciation because they are likely to experience sustainable free cash-flow growth. Using a bottom up approach, we look for companies that:

o have large-end market potential or dominance of a profitable niche market, dominant business models and strong free cash-flow generation;

o    demonstrate operational and scale efficiencies;

o    have demonstrated expertise for capital allocation; and

o    have clear shareholder-oriented governance and compensation policies.

All of these factors give us insight into the outlook for a company, helping us to identify companies poised for sustainable free cash-flow growth. We believe that sustainable free cash-flow growth, if it occurs, may result in price appreciation for the company's stock.

We maintain a diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries and a mix of small companies, medium-sized companies and large companies.

The Fund's investment objective is non-fundamental. This means that the Board of Trustees may change the Fund's objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

THE SECURITIES WE                Stocks offer investors the potential for
TYPICALLY INVEST IN              capital appreciation and may pay dividends as
                                 well.

               SECURITIES                             HOW WE USE THEM
---------------------------------------   --------------------------------------
COMMON STOCKS: Securities that            We invest at least 65% of the Fund's
represent shares of ownership in a        total assets in equity securities
corporation. Stockholders participate     (including common stocks, preferred
in the corporation's profits and          stocks, convertible securities and
losses, proportionate to the number of    warrants or rights). Generally,
shares they own.                          however, we invest 90% to 100% of net
                                          assets in common stock. We may invest
                                          in companies of any size.

REPURCHASE AGREEMENTS: An agreement       Typically, we use repurchase
between a buyer of securities, such as    agreements as a short-term investment
the Fund, and a seller of securities,     for the Fund's cash position. In order
in which the seller agrees to buy the     to enter into these repurchase
securities back within a specified time   agreements, the Fund must have
at the same price the buyer paid for      collateral of at least 102% of the
them, plus an amount equal to an agreed   repurchase price. We will only enter
upon interest rate. Repurchase            into repurchase agreements in which
agreements are often viewed as            the collateral is comprised of U.S.
equivalent to cash.                       government securities.

RESTRICTED SECURITIES: Privately-placed   We may invest in privately-placed
securities whose resale is restricted     securities including those that are
under U.S. securities laws.               eligible for resale only among certain
                                          institutional buyers without
                                          registration, which are commonly known
                                          as Rule 144A Securities. Restricted
                                          securities that are determined to be
                                          illiquid may not exceed the Fund's 15%
                                          limit on illiquid securities.

ILLIQUID SECURITIES: Securities that do   We may invest up to 15% of the Fund's
not have a ready market and cannot be     net assets in illiquid securities.
easily sold, within seven days, at
approximately the price that a fund has
valued them. Illiquid securities
include repurchase agreements maturing
in more than seven days.

The Fund may also invest in other securities including futures, options, debt securities of government or corporate issuers and investment company securities. The Fund may invest up to 10% of net assets in foreign securities, including American Depositary Receipts and Global Depositary Receipts; however, the manager has no present intention of doing so. Please see the Statement of Additional Information (SAI) for additional descriptions of these securities, as well as those listed in the table above.

LENDING SECURITIES The Fund may lend up to 25% of its assets to qualified broker/dealers and institutional investors for their use in securities transactions. Borrowers of the Fund's securities must provide collateral to the Fund and adjust the amount of collateral each day to reflect changes in the value of the loaned securities. These transactions may generate additional income for the Fund.

PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED-DELIVERY BASIS The Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

BORROWING FROM BANKS The Fund may borrow money from banks as a temporary measure for extraordinary purposes or to facilitate redemptions, though the Fund normally does not do so. The Fund will be required to pay interest to the lending banks on the amounts borrowed. As a result, borrowing money could result in the Fund being unable to meet its investment objective. The Fund will not purchase new securities if borrowing exceeds 5% of net assets.

TEMPORARY DEFENSIVE POSITIONS For temporary defensive purposes, the Fund may hold a substantial part of its assets in high quality fixed-income securities, cash or cash equivalents. To the extent that the Fund holds these investments, the Fund may be unable to achieve its investment objective.

PORTFOLIO TURNOVER It is possible that the Fund's annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if, for example, the Fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.

THE RISKS OF INVESTING           Investing in any mutual fund involves risk,
IN THE FUND                      including the risk that you may receive little
                                 or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. The table below describes the chief risks you assume when investing in the Fund. Please see the SAI for a further discussion of these risks and other risks not discussed here.

                RISKS                          HOW WE STRIVE TO MANAGE THEM
---------------------------------------   --------------------------------------
MARKET RISK is the risk that all or a     We maintain a long-term investment
majority of the securities in a certain   approach and focus on securities that
market - like the stock or bond market    we believe can appreciate over an
- will decline in value because of        extended period of time regardless of
factors such as economic conditions,      interim market fluctuations. We do not
future expectations or investor           try to predict overall stock market
confidence.                               movements and though we may hold
                                          securities for any amount of time, we
                                          generally do not trade for short-term
                                          purposes.

INDUSTRY AND SECURITY RISK: Industry      We limit the amount of the Fund's
risk is the risk that the value of        assets invested in any one industry
securities in a particular industry       and in any individual security. We
will decline because of changing          also follow a rigorous selection
expectations for the performance of       process when choosing securities and
that industry. Securities risk is the     continually monitor them while they
risk that the value of an individual      remain in the portfolio.
stock or bond will decline because of
changing expectations for the
performance of that individual company
issuing the stock or bond.

COMPANY SIZE RISK is the risk that        We seek opportunities among companies
prices of small and medium-size           of all sizes. Because the Fund's
companies may be more volatile than       portfolio does not concentrate
those of larger companies because of      specifically on small- or medium-size
limited financial resources or            companies, this risk may be balanced
dependence on narrow product lines.       by our holdings of large companies.

INTEREST RATE RISK is the risk that       We analyze each company's financial
securities will decrease in value if      situation and its cash flow to
interest rates rise. The risk is          determine the company's ability to
generally associated with bonds;          finance future expansion and
however, because small- and medium-size   operations. The potential effect that
companies often borrow money to finance   rising interest rates might have on a
their operations, they may be adversely   stock is taken into consideration
affected by rising interest rates.        before the stock is purchased.

LIQUIDITY RISK is the possibility that    We limit exposure to illiquid
securities cannot be readily sold,        securities to 15% of the Fund's net
within seven days, at approximately the   assets.
price that the Fund has valued them.

DISCLOSURE OF PORTFOLIO          A description of the Fund's policies and
HOLDINGS INFORMATION             procedures with respect to the disclosure of
                                 the Fund's portfolio securities is available in the Fund's SAI.

Who manages the Fund

INVESTMENT MANAGER               The Fund is managed by Delaware Management
                                 Company (the "Manager"), a series of Delaware
                                 Management Business Trust, which is an indirect subsidiary of Delaware Management Holdings,
                                 Inc. The Manager makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services. For its services to the Fund, the Manager was paid an aggregate fee of 0.60% of average daily net assets during the last fiscal year, net of fee waivers.

                                 A discussion of the basis for the Board of Trustees' approval of the Fund's investment advisory contract is available in the Fund's semiannual report to shareholders for the period ended October 31, 2005.

PORTFOLIO MANAGERS               Jeffrey S. Van Harte, Christopher J. Bonavico,
                                 Kenneth F. Broad, Patrick G. Fortier, Daniel J.
                                 Prislin and Gregory M. Heywood have primary responsibility for making day-to-day investment decisions for the Fund. Messrs. Van Harte,
                                 Bonavico, Broad, Fortier and Prislin joined the
                                 Manager in April 2005 and assumed
                                 responsibility for the Fund in May 2005. Each team member presents his investment recommendations to the other team members and investment decisions are made as a group.

                                 JEFFREY S. VAN HARTE, Chief Investment Officer
                                 - Focus Growth, was most recently a principal and executive vice president at Transamerica Investment Management, LLC. Mr. Van Harte was the lead manager of the Transamerica Large Cap Growth strategy and managed portfolios in that discipline for more than 20 years. Before becoming a portfolio manager, Mr. Van Harte was a securities analyst and trader for Transamerica Investment Services, which he joined in 1980. Mr. Van Harte, who also managed institutional separate accounts and sub-advised funds, received his bachelor's degree in finance from California State University at Fullerton and is a CFA charterholder.

                                 CHRISTOPHER J. BONAVICO, Vice President/Senior Portfolio Manager, was most recently a principal and portfolio manager at Transamerica Investment Management, LLC. Mr. Bonavico also managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 1993, he was a research analyst for Salomon Brothers. Mr. Bonavico received his bachelor's degree in economics from the University of Delaware and is a CFA charterholder.

                                 KENNETH F. BROAD, Vice President/Senior
                                 Portfolio Manager, was most recently a
                                 principal and portfolio manager at Transamerica Investment Management, LLC, where he also managed sub-advised funds and institutional separate accounts. Prior to joining Transamerica in 2000, Mr. Broad was a portfolio manager with The Franklin Templeton Group and was a consultant in the Business Valuation and Merger & Acquisition Group at KPMG Peat Marwick. Mr. Broad received his M.B.A. from the University of California at Los Angeles and his bachelor's degree in economics from Colgate University, and is a CFA charterholder.

                                 PATRICK G. FORTIER, Vice President/Portfolio
                                 Manager, joined Delaware Investments as a portfolio manager on the Focus Growth team. He spent five years as a portfolio manager at Transamerica Investment Management, LLC. Before joining Transamerica in 2000, he worked for OLDE Equity Research, Detroit, as a sell-side equity analyst, focusing on commodity research, particularly in the oil/energy area. Mr. Fortier received his bachelor's degree in finance from the University of Kentucky, is a CFA charterholder and is a member of the Security Analysts of San Francisco.

                                 DANIEL J. PRISLIN, Vice President/Senior
                                 Portfolio Manager, was most recently a
                                 principal and portfolio manager at Transamerica Investment Management, LLC, where he also managed sub-advised funds and institutional separate accounts. Prior to joining Transamerica in 1998, he was an assistant portfolio manager with The Franklin Templeton Group. Mr. Prislin received his M.B.A. and bachelor's degree in business administration from the University of California, Berkeley and is a CFA charterholder.

                                 GREGORY M. HEYWOOD, Vice President, Portfolio Manager, Equity Analyst, joined Delaware Investments in April 2005 and is a portfolio manager and analyst on the Focus Growth Equity team. He was most recently a research analyst at Transamerica Investment Management. Before joining Transamerica in 2004, he worked for Wells Capital Management from 2003 to 2004 and Montgomery Asset Management from 1996 to 2003. Mr. Heywood received a bachelor's degree and an MBA from the University of California at Berkeley. Mr. Heywood is a CFA charterholder.

                                 The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of Fund shares.

Who's who?                       This diagram shows the various organizations
                                 involved with managing, administering and servicing the Delaware Investments(R) Funds.

                                     ------------------------
                                        BOARD OF TRUSTEES
                                     ------------------------
                                                 |
----------------------------                     |                --------------------
     INVESTMENT MANAGER                          |                      CUSTODIAN
Delaware Management Company          ------------------------       Mellon Bank, N.A.
    2005 Market Street      ---------        THE FUND        -----  One Mellon Center
Philadelphia, PA 19103-7094          ------------------------     Pittsburgh, PA 15258
----------------------------          |                    |      --------------------
                  |                   |                    |
                  |        ---------------------------     |
------------------------           DISTRIBUTOR             |
   PORTFOLIO MANAGERS      Delaware Distributors, L.P.     |
(see page 8 for details)       2005 Market Street        ------------------------------
------------------------   Philadelphia, PA 19103-7094            SERVICE AGENT
                           ---------------------------   Delaware Service Company, Inc.
                                      |                        2005 Market Street
                                      |                    Philadelphia, PA 19103-7094
                   ------------------------------------  ------------------------------
                     FINANCIAL INTERMEDIARY WHOLESALER     |
                   Lincoln Financial Distributors, Inc.    |
                            2001 Market Street             |
                        Philadelphia, PA 19103-7055        |
                   ------------------------------------    |
                                      |                    |
                                      |                    |
                                     ------------------------
                                           SHAREHOLDERS
                                     ------------------------

BOARD OF TRUSTEES A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. Generally, at least 40% of the board of trustees must be independent of a fund's investment manager and distributor. However, the Fund relies on certain exemptive rules adopted by the U.S. Securities and Exchange Commission (SEC) that require its Board of Trustees to be comprised of a majority of such independent Trustees. These independent Trustees, in particular, are advocates for shareholder interests.

INVESTMENT MANAGER An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

PORTFOLIO MANAGERS Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

CUSTODIAN Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

DISTRIBUTOR Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker/dealers and are subject to NASD rules governing mutual fund sales practices.

FINANCIAL INTERMEDIARY WHOLESALER Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of fund shares through broker/dealers, financial advisors and other financial intermediaries.

SERVICE AGENT Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

SHAREHOLDERS Like shareholders of other companies, mutual fund shareholders have specific voting rights. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

About your account

INVESTING IN THE FUND            Institutional Class shares are available for
                                 purchase only by the following:

                                 o retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover Individual Retirement Accounts ("IRAs") from such plans;

                                 o tax-exempt employee benefit plans of the Fund's Manager or its affiliates and of securities dealer firms with a selling agreement with the Distributor;

                                 o institutional advisory accounts (including mutual funds managed by the Fund's Manager, or its affiliates and clients of Delaware Investments Advisers, an affiliate of the Manager, as well as affiliates and their corporate sponsors, subsidiaries, related employee benefit plans and rollover IRAs of, or from, such institutional advisory accounts;

                                 o a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee;

                                 o registered investment advisors investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the advisor for investment purposes. Use of Institutional Class shares is restricted to advisors who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients;

                                 o certain plans qualified under Section 529 of the Internal Revenue Code (the "Code") for which the Fund's Manager, Distributor or service agent or one or more of their affiliates provide record keeping, administrative, investment management, marketing, distribution or similar services; and

                                 o    programs sponsored by financial
                                      intermediaries that require the purchase of Institutional Class shares.

PAYMENTS TO INTERMEDIARIES       The Distributor, Lincoln Financial
                                 Distributors, Inc. and their affiliates may pay additional compensation (at their own expense and not as an expense of the Fund) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries ("Financial
                                 Intermediaries") in connection with the sale or retention of Fund shares and/or shareholder servicing, including providing the Fund with "shelf space" or a higher profile with the Financial Intermediary's consultants, sales persons and customers ("distribution assistance"). The level of payments made to a qualifying Financial Intermediary in any given year will vary. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, the Distributor may pay or allow its affiliates to pay other promotional incentives or payments to Financial
                                 Intermediaries.

                                 If a mutual fund sponsor or distributor makes greater payments for distribution assistance to your Financial Intermediary with respect to distribution of shares of that particular mutual fund than sponsors or distributors of other mutual funds make to your Financial Intermediary with respect to the distribution of the shares of their mutual funds, your Financial Intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund making the higher payments over shares of other mutual funds or over other investment options. In addition, depending on the arrangements in place at any particular time, a Financial Intermediary may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your Financial Intermediary and review carefully any disclosures provided by such Financial Intermediary as to compensation it receives in connection with investment products it recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your Financial Intermediary. Any such payments will not change the net asset value or the price of the Fund's shares.

                                 For more information, please see the Fund's
                                 SAI.

HOW TO BUY SHARES                [GRAPHIC]  BY MAIL

                                            Complete an investment slip and mail
                                            it with your check, made payable to
                                            the fund and class of shares you
                                            wish to purchase, to Delaware
                                            Investments, P.O. Box 219656, Kansas
                                            City, MO 64121-9656. If you are
                                            making an initial purchase by mail,
                                            you must include a completed
                                            investment application (or an
                                            appropriate retirement plan
                                            application if you are opening a
                                            retirement account) with your check.

                                 [GRAPHIC]  BY WIRE

                                            Ask your bank to wire the amount you
                                            want to invest to Bank of New York,
                                            ABA #021000018, Bank Account number
                                            8900403748. Include your account
                                            number and the name of the fund and
                                            class of shares in which you want to
                                            invest. If you are making an initial
                                            purchase by wire, you must first
                                            call us at 800 510-4015 so we can
                                            assign you an account number.

                                 [GRAPHIC]  BY EXCHANGE

                                            You may exchange all or part of your
                                            investment in one or more Delaware
                                            Investments(R) Funds for shares of
                                            other Delaware Investments(R) Funds.
                                            Please keep in mind, however, that
                                            you may not exchange your shares for
                                            Class B, Class C or Class R shares.
                                            To open an account by exchange, call
                                            your Client Services Representative
                                            at 800 510-4015.

                                 [GRAPHIC]  THROUGH YOUR FINANCIAL ADVISOR

                                            Your financial advisor can handle
                                            all the details of purchasing
                                            shares, including opening an
                                            account. Your financial advisor may
                                            charge a separate fee for this
                                            service.

                                 The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (NYSE), which is normally 4:00 p.m. Eastern Time, you will pay that day's closing share price, which is based on the Fund's net asset value (NAV). If your order is received after the close of regular trading on the NYSE, you will pay the next business day's price. A business day is any day that the NYSE is open for business (Business Day). We reserve the right to reject any purchase order.

                                 We determine the NAV per share for each class of the Fund at the close of regular trading on the NYSE on each Business Day. The NAV per share for each class of the Fund is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. We generally price securities and other assets for which market quotations are readily available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. We price any fixed-income securities that have a maturity of less than 60 days at amortized cost, which approximates market value. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

FAIR VALUATION                   When the Fund uses fair value pricing, it may
                                 take into account any factors it deems
                                 appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The price of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

                                 The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Fund may frequently value many foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

                                 Subject to the Board's oversight, the Fund's
                                 Board has delegated responsibility for valuing the Fund's assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board, as described above.

DOCUMENT DELIVERY                If you have an account in the same Delaware
                                 Investments(R) Fund as another person or entity at your address, we send one copy of the Fund's prospectus and annual and semiannual reports to that address, unless you opt otherwise. This will help us reduce the printing and mailing expenses associated with the Fund. We will continue to send one copy of each of these documents to that address until you notify us that you wish to receive individual materials.
                                 If you wish to receive individual materials, please call your Client Services Representative at 800 510-4015. We will begin sending you individual copies of these documents 30 days after receiving your request.

HOW TO REDEEM SHARES             [GRAPHIC]   BY MAIL

                                             You may redeem your shares (sell
                                             them back to the Fund) by mail by
                                             writing to: Delaware Investments,
                                             P.O. Box 219656, Kansas City, MO
                                             64121-9656. All owners of the
                                             account must sign the request, and
                                             for redemptions of more than
                                             $100,000, you must include a
                                             signature guarantee for each owner.
                                             You can also fax your written
                                             request to 267 256-8990. Signature
                                             guarantees are also required when
                                             redemption proceeds are going to an
                                             address other than the address of
                                             record on the account.

                                 [GRAPHIC]   BY TELEPHONE

                                             You may redeem up to $100,000 of
                                             your shares by telephone. You may
                                             have the proceeds sent to you by
                                             check, or, if you redeem at least
                                             $1,000 of shares, you may have the
                                             proceeds sent directly to your bank
                                             by wire. Bank information must be
                                             on file before you request a wire
                                             redemption.

HOW TO REDEEM SHARES             [GRAPHIC]   BY WIRE
(continued)
                                             You may redeem $1,000 or more of
                                             your shares and have the proceeds
                                             deposited directly to your bank
                                             account, normally the next Business
                                             Day after we receive your request.
                                             If you request a wire deposit, a
                                             bank wire fee may be deducted from
                                             your proceeds. Bank information
                                             must be on file before you request
                                             a wire redemption.

                                 [GRAPHIC]   THROUGH YOUR FINANCIAL ADVISOR

                                             Your financial advisor can handle
                                             all the details of redeeming your
                                             shares (selling them back to the
                                             Fund). Your financial advisor may
                                             charge a separate fee for this
                                             service.

                                 If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

                                 When you send us a properly completed request to redeem or exchange shares, and we or an authorized agent receive the request before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time), you will receive the NAV as next determined after we receive your request. If we receive your request after the close of regular trading on the NYSE, you will receive the NAV determined on the next Business Day. You may have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next Business Day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

ACCOUNT MINIMUM                  If you redeem shares and your account balance
                                 falls below $250, the Fund may redeem your account after 60 days' written notice to you.

EXCHANGES                        You may generally exchange all or part of your
                                 shares for shares of the same class in another
                                 Delaware Investments(R) Fund. If you exchange shares to a fund that has a sales charge you will pay any applicable sales charges on your new shares. You do not pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund, so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. You may not exchange your shares for Class B, Class
                                 C or Class R shares of another Delaware
                                 Investments(R) Fund. We may refuse the purchase side of any exchange request, if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.

                                 The following limitation on exchanges applies only to those investors who were formerly shareholders of "I" shares (or a similar class of shares that is limited to certain institutional or high net worth investors and does not carry a sales charge or Rule 12b-1 fee) of another fund that was managed by investment professionals who are currently portfolio managers at the Manager and who purchased their shares on or before April 1, 2006. These investors may exchange all or part of their institutional shares of the Fund only for shares of the same class in another Delaware Investments(R) Fund that are specifically available for purchase by these individuals as stated in the Fund's prospectus.

FREQUENT TRADING OF              The Fund discourages purchases by market timers
FUND SHARES                      and purchase orders (including the purchase
                                 side of exchange orders) by shareholders identified as market timers may be rejected.
                                 The Fund's Board of Trustees has adopted policies and procedures designed to detect, deter and prevent trading activity detrimental to the Fund and its shareholders, such as market timing. The Fund will consider anyone who follows a pattern of market timing in any Delaware Investments(R) Fund to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

FREQUENT TRADING OF              Market timing of a fund occurs when investors
FUND SHARES                      make consecutive, rapid, short-term
(continued)                      "roundtrips" -- that is, purchases into a fund
                                 followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter as a previous short-term roundtrip in that fund, you may be considered a market timer. In determining whether market timing has occurred, the Fund will consider short-term roundtrips to include rapid purchases and sales of Fund shares through the exchange privilege. The Fund reserves the right to consider other trading patterns to be market timing.

                                 Your ability to use the Fund's exchange
                                 privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Fund reserves the right to restrict or reject, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of the Fund's market timing policy are not necessarily deemed accepted by the Fund and may be rejected by the Fund on the next Business Day following receipt by the Fund.

                                 Redemptions will continue to be permitted in accordance with the Fund's current Prospectus. A redemption of shares under these circumstances could be costly to a shareholder if, for example, the shares have declined in value, the shareholder recently paid a front-end sales charge, the shares are subject to a contingent deferred sales charge or the sale results in adverse tax consequences. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

                                 The Fund reserves the right to modify this policy at any time without notice, including modifications to the Fund's monitoring procedures and the procedures to close accounts to new purchases. Although the implementation of this policy involves judgments that are inherently subjective and may be selectively applied, we seek to make judgments and applications that are consistent with the interests of the Fund's shareholders. While we will take actions designed to detect and prevent market timing, there can be no assurance that such trading activity will be completely eliminated. Moreover, the Fund's market timing policy does not require the Fund to take action in response to frequent trading activity. If the Fund elects not to take any action in response to frequent trading, such frequent trading and market timing activity could continue.

                                 RISKS OF MARKET TIMING By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Fund's shares may also force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. This could adversely affect the Fund's performance, if, for example, the Fund incurs increased brokerage costs and realization of taxable capital gains without attaining any investment advantage.

                                 A fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a fund calculates its NAV (typically, 4:00 p.m. Eastern Time). Developments that occur between the closing of the foreign market and the Fund's NAV calculation may affect the value of these foreign securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price.

                                 Any fund that invests in securities that are thinly traded, traded infrequently, or relatively illiquid has the risk that the securities prices used to calculate the fund's NAV may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small-cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high-yield bonds, asset-backed securities or municipal bonds.

TRANSACTION MONITORING           The Fund, through its transfer agent, maintains
PROCEDURES                       surveillance procedures designed to detect
                                 excessive or short-term trading in Fund shares.
                                 This monitoring process involves several factors, which include scrutinizing transactions in fund shares for violations of the Fund's market timing policy or other patterns of short-term or excessive trading.
                                 For purposes of these transaction monitoring procedures, the Fund may consider trading activity by multiple accounts under common ownership, control or influence to be trading by a single entity. Trading activity identified by these factors, or as a result of any other available information, will be evaluated to determine whether such activity might constitute market timing. These procedures may be modified from time to time to improve the detection of excessive or short-term trading or to address other concerns. Such changes may be necessary or appropriate, for example, to deal with issues specific to certain retirement plans, plan exchange limits, U.S. Department of Labor regulations, certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

                                 Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain broker/dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund will attempt to apply its monitoring procedures to these omnibus accounts and to the individual participants in such accounts. In an effort to discourage market timers in such accounts, the Fund may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account's authorization to purchase Fund shares.

                                 LIMITATIONS ON ABILITY TO DETECT AND CURTAIL
                                 MARKET TIMING Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect market timing in Fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect market timing attributable to a particular investor who effects purchase, redemption and/or exchange activity in Fund shares through omnibus accounts. The difficulty of detecting market timing may be further compounded if these entities utilize multiple tiers or omnibus accounts.

DIVIDENDS,                       Dividends and Distributions. The Fund has
DISTRIBUTIONS AND                elected to be treated as a regulated investment
TAXES                            company under Subchapter M of the Internal
                                 Revenue Code. As such, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends annually. The Fund will also distribute net capital gains, if any, annually.
                                 The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gain distribution. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

                                 Annual Statements. Every January, you will receive a statement that shows the tax status of distributions you received the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December. Mutual funds may reclassify income after your tax reporting statement is mailed to you. Prior to issuing your statement, the Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099-DIV to reflect reclassified information.

                                 Avoid "Buying a Dividend." If you invest in the Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund's shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

                                 Tax Considerations. In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

                                 For federal income tax purposes, Fund
                                 distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends designated by the Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met.

                                 A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes, an exchange of your Fund shares for shares of a different Delaware Investments(R) Fund is the same as a sale.

DIVIDENDS,                       By law, if you do not provide the Fund with
DISTRIBUTIONS AND                your proper taxpayer identification number and
TAXES                            certain required certifications, you may be
(continued)                      subject to backup withholding on any
                                 distributions of income, capital gains or proceeds from the sale of your shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

                                 Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

                                 THIS DISCUSSION OF "DIVIDENDS, DISTRIBUTIONS
                                 AND TAXES" IS NOT INTENDED OR WRITTEN TO BE
                                 USED AS TAX ADVICE. BECAUSE EVERYONE'S TAX
                                 SITUATION IS UNIQUE, YOU SHOULD CONSULT YOUR
                                 TAX PROFESSIONAL ABOUT FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES BEFORE MAKING AN INVESTMENT IN THE FUND.

CERTAIN MANAGEMENT               INVESTMENTS BY FUND OF FUNDS AND SIMILAR
CONSIDERATIONS                   INVESTMENT VEHICLES The Fund may accept
                                 investments from funds of funds, including those offered by the Delaware Investments(R)
                                 Funds, as well as similar investment vehicles, such as 529 Plans. A "529 Plan" is a college savings program that operates under Section 529 of the Code. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by these funds of funds and/or similar investment vehicles.
                                 While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The Manager will monitor transactions by the funds of funds and will attempt to minimize any adverse effects on both the Fund and the funds of funds as a result of these transactions.

MANAGER OF MANAGERS              At a shareholder meeting held on March 23, 2005
STRUCTURE                        (or as adjourned), the Fund's shareholders
                                 approved a "Manager of Managers" Structure that would permit the Manager to appoint and replace sub-advisors, enter into sub-advisory agreements, and amend and terminate sub-advisory agreements with respect to the Fund, subject to Board approval but without shareholder approval (the "Manager of Managers
                                 Structure"). While the Manager does not
                                 currently expect to use the Manager of Managers
                                 Structure with respect to the Fund, the Manager may, in the future, recommend to the Fund's
                                 Board the establishment of the Manager of Managers Structure by recommending the hiring of one or more sub-advisors to manage all or a portion of the Fund's portfolio if it believes that doing so would be likely to enhance the Fund's performance by introducing a different investment style or focus.

                                 The ability to implement the Manager of
                                 Managers Structure with respect to the Fund is contingent upon the receipt of an exemptive order from the SEC or the adoption of a rule by the SEC authorizing the implementation of the Manager of Managers Structure. The use of the Manager of Managers Structure with respect to the Fund may be subject to certain conditions set forth in the SEC exemptive order or rule. There can be no assurance that the SEC will grant the Fund's application for an exemptive order or adopt such a rule.

                                 The Manager of Managers Structure would enable the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. The Manager of Managers Structure would not permit investment management fees paid by the Fund to be increased without shareholder approval or change the Manager's responsibilities to the Fund, including the Manager's responsibility for all advisory services furnished by a sub-advisor.

Financial highlights

THE FINANCIAL HIGHLIGHTS TABLE is intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800 510-4015.

                                                                       INSTITUTIONAL CLASS
                                                     ------------------------------------------------------
                                                                                                 Year ended
                                                                                                    4/30
Delaware Select Growth Fund                            2006       2005       2004       2003        2002
--------------------------------------------------   -------    -------    -------    -------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD                 $20.900    $21.060    $16.970    $20.570      $25.170
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(1)                                (0.024)    (0.118)    (0.121)    (0.106)      (0.139)
Net realized and unrealized gain (loss) on
   investments                                         6.944     (0.042)     4.211     (3.494)      (4.461)
                                                     -------    -------    -------    -------      -------
Total from investment operations                       6.920     (0.160)     4.090     (3.600)      (4.600)
                                                     -------    -------    -------    -------      -------
NET ASSET VALUE, END OF PERIOD                       $27.820    $20.900    $21.060    $16.970      $20.570
                                                     =======    =======    =======    =======      =======
TOTAL RETURN(2)                                        33.11%     (0.76%)    24.10%    (17.50%)     (18.28%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)              $46,152    $31,883    $42,410    $36,080      $53,381
Ratio of expenses to average net assets                 1.30%      1.27%      1.25%      1.25%        1.20%
Ratio of expenses to average net assets prior to
   expense limitation and expense paid indirectly       1.45%      1.45%      1.61%      1.58%        1.25%
Ratio of net investment loss to average net assets     (0.10%)    (0.60%)    (0.62%)    (0.67%)      (0.61%)
Ratio of net investment loss to average net assets
   prior to expense limitation and expense paid
   indirectly                                          (0.25%)    (0.78%)    (0.98%)    (1.00%)      (0.66%)
Portfolio turnover                                       124%        72%        82%        69%         127%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the Manager. Performance would have been lower had the expense limitation not been in effect.

HOW TO READ THE FINANCIAL HIGHLIGHTS

NET INVESTMENT INCOME (LOSS)

Net investment income (loss) includes dividend and interest income earned from a fund's investments; it is after expenses have been deducted.

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under "Less dividends and distributions: From net realized gain on investments."

NET ASSET VALUE (NAV)

This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

TOTAL RETURN

This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers and assume the shareholder has reinvested all dividends and realized gains.

NET ASSETS

Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

RATIO OF EXPENSES TO AVERAGE NET ASSETS

The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS

We determine this ratio by dividing net investment income (loss) by average net assets.

PORTFOLIO TURNOVER RATE

This figure tells you the amount of trading activity in a fund's portfolio. A turnover rate of 100% would occur if, for example, a fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.

Glossary

HOW TO USE THIS GLOSSARY         This glossary includes definitions of
                                 investment terms, many of which are used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.

                                 AMORTIZED COST

                                 Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

                                 APPRECIATION

                                 An increase in the value of an investment.

                                 CAPITAL

                                 The amount of money you invest.

                                 CAPITAL GAINS DISTRIBUTIONS

                                 Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

                                 COMPOUNDING

                                 Earnings on an investment's previous earnings.

                                 CONSUMER PRICE INDEX (CPI)

                                 Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

                                 CORPORATE BOND

                                 A debt security issued by a corporation.

                                 COST BASIS

                                 The original purchase price of an investment, used in determining capital gains and losses.

                                 DEPRECIATION

                                 A decline in an investment's value.

                                 DIVERSIFICATION

                                 The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

                                 DIVIDEND DISTRIBUTION

                                 Payments to mutual fund shareholders of
                                 dividends passed along from the fund's
                                 portfolio of securities.

                                 EXPENSE RATIO

                                 A mutual fund's total operating expenses, expressed as a percentage of its total net assets.

                                 Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

                                 FINANCIAL ADVISOR

                                 Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

                                 INFLATION

                                 The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index
                                 (CPI).

                                 INVESTMENT GOAL

                                 The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

                                 MANAGEMENT FEE

                                 The amount paid by a mutual fund to the
                                 investment manager for management services, expressed as an annual percentage of the fund's average daily net assets.

                                 MARKET CAPITALIZATION

                                 The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

                                 NASD

                                 The National Association of Securities Dealers, Inc., which is responsible for regulating the securities industry.

                                 NET ASSETS

                                 The total value of all the assets in a fund's portfolio, less any liabilities.

                                 NET ASSET VALUE (NAV)

                                 The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

                                 PREFERRED STOCK

                                 Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stock also often pays dividends at a fixed rate and is sometimes convertible into common stock.

                                 PRICE-TO-EARNINGS RATIO (P/E)

                                 A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

                                 PRINCIPAL

                                 Amount of money you invest (also called
                                 capital). Also refers to a bond's original face value, due to be repaid at maturity.

                                 PROSPECTUS

                                 The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

                                 REDEEM

                                 To cash in your shares by selling them back to the mutual fund.

                                 RISK

                                 Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

                                 RUSSELL 3000 GROWTH INDEX

                                 The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes.

                                 SEC (SECURITIES AND EXCHANGE COMMISSION)

                                 Federal agency established by Congress to administer the laws governing the securities industry, including mutual funds.

                                 SHARE CLASSES

                                 Different classifications of shares. Mutual fund share classes offer a variety of sales charge choices.

                                 SIGNATURE GUARANTEE

                                 Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid. Signature guarantees can be provided by members of the STAMP program.

                                 STANDARD DEVIATION

                                 A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

                                 STATEMENT OF ADDITIONAL INFORMATION (SAI)

                                 A document that provides more information about a fund's organization, management, investments, policies and risks.

                                 STOCK

                                 An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as common stocks or equities.

                                 TOTAL RETURN

                                 An investment performance measurement,
                                 expressed as a percentage, based on the
                                 combined earnings from dividends, capital gains and change in price over a given period.

                                 VOLATILITY

                                 The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

Additional Information

ADDITIONAL INFORMATION about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the period covered by the report. You can find more information about the Fund in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus (it is incorporated by reference). If you want a free copy of the SAI, the annual or semiannual report, or if you have any questions about investing in the Fund, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 510-4015. The Fund's SAI and annual and semiannual reports to shareholders are also available, free of charge, through the Fund's internet Web site (www.delawareinvestments.com). You may also obtain additional information about the Fund from your financial advisor.

You can find reports and other information about the Fund on the EDGAR database on the SEC Web site (www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 551-8090.

[Delaware Investments(R) LOGO]
A member of Lincoln Financial Group

Contact information

WEB SITE
www.delawareinvestments.com

E-MAIL
service@delinvest.com

CLIENT SERVICES REPRESENTATIVE
800 510-4015

DELAPHONE SERVICE
800 362-FUND (800 362-3863)

o For convenient access to account information or current performance information on all Delaware Investments(R) Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

DELAWARE SELECT GROWTH FUND SYMBOLS

                        CUSIP     Nasdaq
                      ---------   ------
Institutional Class   928931757    VAGGX

Investment Company Act file number: 811-04547